OPTION AGREEMENT This OPTION AGREEMENT (this “Agreement”) is entered into effective as of the 21st day of May, 2018 (the “Effective Date”), by and between SALT CREEK MIDSTREAM, LLC, a Delaware limited liability company (“SCM”), and LILIS ENERGY, INC., a Nevada corporation (“Lilis”). SCM and Lilis are sometimes referred to collectively as the “Parties” and individually as a “Party.” RECITALS WHEREAS, Lilis has or contemplates having a supply of owned or controlled Gas from present and future Interest(s) of Lilis and its Affiliates located within the lands being more particularly described on Exhibit A (the “AMI”); and WHEREAS, SCM owns and operates, or plans to own and operate, gathering and processing facilities capable of receiving deliveries of Gas within the AMI; WHEREAS, Lilis desires to grant to SCM a right of first refusal to provide midstream services with respect to certain owned or controlled Gas produced from the present and future Interest(s) of Lilis and its Affiliates within the AMI, on the terms and conditions set forth in this Agreement; WHEREAS, Lilis, as seller, and Lucid Energy Delaware LLC, a Delaware limited liability company currently (“Lucid”), as buyer, are parties to that certain Gas Gathering, Processing and Purchase Agreement dated August 10, 2017, as amended (the “Lucid Agreement”); and WHEREAS, Lilis desires to grant to SCM an option for SCM to cause Lilis to terminate the Lucid Agreement and enter into a new Gas Purchase Agreement covering the Interest(s) dedicated under the Lucid Agreement and certain other Interest(s) more particularly described therein upon the termination of such Lucid Agreement, on the terms and conditions set forth in this Agreement. AGREEMENT NOW THEREFORE, in consideration of the foregoing and Ten Dollars ($10.00) and other good and valuable consideration paid by SCM to Lilis on the Effective Date, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows: 1. Defined Terms. Unless otherwise required by the content, the terms defined in this Section 1 shall have, for all purposes of this Agreement, the respective meanings set forth in this Section 1. (a) “Affiliate” shall mean any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person. The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or 1 6645116v1 otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns fifty percent (50%) or more of the voting securities of the specified Person, or if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control. (b) “Business Day” shall mean any calendar day other than Saturdays and Sundays that commercial banks in Houston, Texas are open for business. (c) “Gas” means natural gas produced in its original state from a gas well and/or an oil well. (d) “Governmental Authority” shall mean (i) the United States of America, (ii) any state, county, parish, municipality or other governmental subdivision within the United States of America, and (iii) any court or any governmental department, commission, board, bureau, agency or other instrumentality of the United States of America or of any state, county, municipality or other governmental subdivision within the United States of America. (e) “Interests” shall mean any right, title, or interest in lands, Wells, or leases with the right to produce oil and/or gas therefrom whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, or arising from any pooling, unitization or communitization of any of the foregoing rights. (f) “Person” shall mean any individual, firm, corporation, trust, partnership, limited liability company, association, joint venture, other business enterprise or Governmental Authority. (g) “Third Party” shall mean means any Person other than a Party or an Affiliate of a Party. (h) “Well” shall mean a well for the production of gas and/or liquid hydrocarbons, including Gas. 2. Right of First Refusal for Midstream Services. Commencing on the Effective Date, in the event that Lilis receives an offer from a Third Party during the Term of this Agreement to provide Gas gathering, processing and/or related midstream services with respect to any Gas attributable to Lilis’ and its Affiliates’ non-dedicated Interest(s) within the AMI that Lilis intends to accept, including, without limitation, any Interests of Lilis and its Affiliates owned as of the Effective Date or subsequently acquired within the AMI, Lilis shall, prior to entering into any agreement for such Gas midstream services with the applicable Third Party, notify SCM in writing and offer the right to provide such Gas midstream services with respect to the applicable Gas on identical terms and conditions relating to rates, fees, deductions, cost recoveries and other economic terms, offered by the applicable Third Party. Such notice shall provide true and complete information about the proposed midstream services, including the 2 6645116v1 name and address of the Third Party (to the extent that Lilis is not prohibited from disclosing such name and address pursuant to any confidentiality agreement with such Third Party) and the terms and conditions of the relevant agreement. SCM shall have the right for fifteen (15) Business Days after receipt of Lilis’ notice to determine whether it will provide midstream services for such Gas on such identical terms and conditions contained in Lilis’ notice. Failure by SCM to respond within such fifteen (15) Business Day period shall be deemed a rejection of such offer without any further action by the Parties. If SCM elects to provide such midstream services, then the Parties shall either enter into a new agreement memorializing the terms contained in Lilis’ notice. 3. Option for GGPA Execution. The Parties acknowledge that, as of the Effective Date, Lilis is a party to the Lucid Agreement, pursuant to which Lilis has dedicated Gas from certain Interest(s) within the AMI for Gas gathering, processing and related midstream services by Lucid, which dedication Lilis shall have the opportunity to terminate effective August 10, 2027 (the “Lucid Agreement Termination Date”). On or before 5:00 p.m. central time on January 1, 2027 (the “Option Election Deadline”), SCM shall have a one-time option to give Lilis written notice of SCM’s election to have Lilis terminate the Lucid Agreement as of the Lucid Agreement Termination Date and enter into the Gas Purchase Agreement attached hereto as Exhibit B, to be effective as of August 11, 2027 (the “SCM Gas Purchase Agreement”), pursuant to which Lilis shall dedicate the Interest(s) dedicated under the Lucid Agreement and certain other Interest(s) described therein on the terms and conditions set forth therein; provided, however, SCM shall only have the right to exercise such option to the extent that SCM shall have installed all infrastructure necessary to receive, gather, process and provide all related midstream services under the Gas Purchase Agreement with respect to all Gas dedicated thereunder (including all Gas previously dedicated under the Lucid Agreement), and is ready and able to provide in full such services with respect to such Gas pursuant to the SCM Gas Purchase Agreement. To the extent that SCM fails to exercise in writing its option under this Section 3 on or before the Option Election Deadline, SCM’s right to exercise such option shall be deemed to have been waived without any further action by the Parties. 4. Term. This Agreement shall commence as of the Effective Date written above and shall terminate on the Option Election Deadline (the “Term”); provided, however, any obligations of the Parties arising under this Agreement prior to the Option Election Deadline, including any obligation to enter into any Gas midstream agreement or execute the SCM Gas Purchase Agreement, shall survive the termination of this Agreement. 5. Assignment. Neither Party may assign this Agreement without the prior written consent of the non-assigning Party, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, and notwithstanding the foregoing, (A) Lilis may assign its rights and obligations under this Agreement to any Person to whom Lilis assigns or transfers an interest in any of the Interest(s), insofar and only insofar as, this Agreement relates to such Interest(s), without the consent of SCM; provided that (i) such Person assumes in writing the obligations of Lilis under this Agreement insofar as it relates to such Interest(s), and (ii) if such transfer or assignment is to a Person that is not an Affiliate of Lilis, Lilis shall be released from its obligations under this Agreement with respect to such Interest(s) so assigned or transferred, except for its obligations arising prior to the date of assignment, and (B) SCM may assign its rights and obligations under this Agreement to any Person to whom SCM assigns or transfers all 3 6645116v1 or substantially all of its Gas gathering and processing facilities within the AMI without the consent of Lilis; provided that (i) such Person assumes in writing the obligations of SCM under this Agreement, and (ii) if such transfer or assignment is to a Person that is not an Affiliate of SCM, SCM shall be released from its obligations under this Agreement, except for its obligations arising prior to the date of assignment. For the avoidance of doubt, no assignee or transferee of Lilis shall assume the AMI of this Agreement in its entirety, but shall only be subject to, and assume, such AMI insofar and only insofar as the Interest(s) assigned or transferred to such assignee or transferee. 6. Covenants Running with the Land; Successors and Assigns. The terms, covenants, and conditions of this Agreement shall be deemed to be covenants running with the Interest(s) of Lilis and its Affiliates and lands within the AMI and with each transfer of any interest affected thereby, such terms, covenants, and conditions shall extend to, bind, and inure to the benefit of the Parties and to their respective successors and assigns. 7. Third Party Beneficiaries. This Agreement is exclusively for the benefit of Parties named herein. No party other than the Parties shall be entitled to enforce any provision herein or to be substituted for either Party, except as explicitly provided herein. 8. No Partnership. No partnership, commercial partnership, joint venture or similar relationship is intended or shall result or be construed to exist as a result of the execution or performance of any of the obligations or exercise of any rights or remedies by the Parties of or pursuant to this Agreement, and no act by a Party shall create such a relationship, nor shall any of the provisions hereof be construed or implied as creating such a relationship for any purpose whatsoever. 9. Notices. All notices and communications required or permitted under this Agreement shall be in writing addressed as indicated below, and any communication or delivery hereunder shall be deemed to have been duly delivered upon the earliest of: (a) actual receipt by the Party to be notified; (b) if by facsimile or electronic mail, upon confirmation by the recipient of receipt, provided that a copy of such notice has also been sent by Federal Express overnight delivery (or other reputable overnight delivery service); or (c) if by Federal Express overnight delivery (or other reputable overnight delivery service), two (2) days after deposited with such service. Addresses for all such notices and communication shall be as follows: SCM: Salt Creek Midstream, LLC 200329 State Highway 249 Floor 4 Houston, TX 77070 Attn: Paul Williams Email: paul.williams@armenergy.com 4 6645116v1

With a copy to: Salt Creek Midstream, LLC 20329 State Highway 249 Floor 4 Houston, TX 77070 Attn: Contract Administration Email: contracts@armenergy.com Lilis: NOTICES AND CORRESPONDENCE: Lilis Energy, Inc. 300 E. Sonterra Blvd, Suite 1220 San Antonio, TX 78258 Attention: Accounting and Operations Telephone: 210-999-5400 Facsimile 210-999-5401 With a copy to: RDP Producer Services, LLC 10300n Town Park, Suite SE1000 Houston, TX 77072 Attn: David Lipp Fax: 281-849-8911 Email: dlipp@republicpartnersllc.com Any Party may, upon written notice to the other Parties, change the address and person to whom such communications are to be directed. 10. Waiver; Rights Cumulative. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No course of dealing on the part of a Party, or their respective officers, employees, agents, or representatives, nor any failure by a Party to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation, or warranty. The rights of each Party under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. 5 6645116v1

11. Amendments. This Agreement may be amended only by an instrument in writing executed by the Parties. 12. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. 13. Governing Law. This Agreement will be interpreted, construed, and enforced in accordance with the laws of the State of Texas, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction. The Parties hereby irrevocably consent to the exclusive jurisdiction of the state or federal courts located in Houston, Harris County, Texas and irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any federal or state court located in Houston, Harris County, Texas. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. 14. Exhibits. The Exhibits referred to herein are attached hereto and incorporated herein by this reference, and unless the context expressly requires otherwise, the exhibits and schedules are incorporated in the definition of “Agreement.” 15. Interpretation. It is expressly agreed by the Parties that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any provision hereof or who supplied the form of this Agreement. Each Party agrees that this Agreement has been purposefully drawn and correctly reflects its understanding of the transactions contemplated by this Agreement and, therefore, waives the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document. 16. Entire Agreement. This Agreement and any other documents delivered in connection with this Agreement contain the entire agreement of the Parties with respect to the subject matter hereof and supersede all previous agreements or communications between the Parties, verbal or written, with respect to the subject matter hereof. Each Party agrees that no other Party (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such Party relating to this Agreement or the transactions contemplated hereby, other than those expressly set forth in this Agreement. 6 6645116v1

17. Further Assurances. The Parties shall provide to each other such information with respect to the transactions contemplated hereby as may be reasonably requested and shall execute and deliver to each other such further documents and take such further action as may be reasonably requested by any Party to document, complete or give full effect to the terms and provisions of this Agreement and the transactions contemplated herein. 18. Disclaimer of Certain Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY LOST PROFITS OR REVENUES THAT CONSTITUTE SUCH DAMAGES, THAT ARISE OUT OF OR RELATE TO THIS AGREEMENT OR ANY BREACH HEREOF. 19. Memorandum. As of the Effective Date, the Parties shall execute and deliver a mutually agreeable recordable form of memorandum of this Agreement in the form attached as Exhibit C. 20. Headings. All captions, numbering sequences, and headings used in this Agreement are inserted for convenience only and do not define, limit, or describe the scope or intent of this Agreement, nor do they have any legal effect other than to aid a reasonable interpretation of this Agreement. 21. Attorney’s Fees. If any Party institutes an action or proceeding against any other Party relating to the provisions of this Agreement, including arbitration, the Party to such action or proceeding which does not prevail will reimburse the prevailing Party therein (regardless of whether the prevailing Party is the plaintiff or the defendant in such action or proceeding) for the reasonable expenses of attorneys’ fees and disbursements incurred by the prevailing Party. 22. Counterparts. This Agreement may be executed in counterparts by facsimile, portable document format (PDF), and other electronic means, and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same Agreement, which shall be deemed binding and effective as to all Parties. [Signatures are on the following page.] 7 6645116v1

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Effective Date. SCM: SALT CREEK MIDSTREAM, LLC By: /s/ Michael S. Christopher Name: Michael Christopher Title: Chief Financial Officer LILIS: LILIS ENERGY, INC. By: /s/ Joseph C. Daches Name: Joseph C. Daches Title: CFO [Signature Page to Option Agreement]

EXHIBIT A DESCRIPTION OF AMI [ATTACHED] EXHIBIT A 6645116v1

AX A24 G A I N E A25 2 A27 2 2 E 2 29E 2 3 E 2 31E 2 32E 2 33E 2 34E 2 35E 2 36E 2 37E 2 3 E A22 C45 39E A2 A23 A24 A26 A2 A26 A3 A31 A44 A34 21 27E 21 2 E 21 29E 21 3 E 21 31E 21 32E 21 33E 21 34E 21 35E 21 36E 21 37E 21 3 E A29 A33 A36 A32 A34 A43 A35 A37 A34 A3 A39 A36 22 27E 22 2 E 22 29E 22 3 E 22 31E 22 32E 22 33E 22 34E 22 35E 22 36E 22 37E 22 3 E A3 13 14 A45 A39 A4 A49 A4 L E A A46 23 27E A5 A N D R E W A44 23 2 E 23 29E 23 3 E 23 31E 23 32E 23 33E 23 34E 23 35E 23 36E 23 37E 23 3 E Y Y A47 D D D D A43 E E A51 A42 12 A41 24 2 E 24 29E 24 3 E 24 33E A53 24 27E 24 31E 24 32E 24 34E 24 35E 24 36E 24 37E 24 3 E A52 9 A54 1 11 25 2 E 25 29E 25 3 E 25 31E 25 32E 25 33E 25 34E 25 35E 25 36E 25 37E 25 27E 25 3 E A55 73 44 T2N A22 A41 A26 43 T1N A 54 45 T2N 44 T1N 26 27E 26 2 E 26 29E 26 3 E 26 31E 26 32E 26 33E 26 34E 26 35E 26 36E 26 37E 26 3 E A56 A57 A 57 A 46 46 43 N E W M E X I C O 45 TIN 45 T1N T1N 56T1 55T1 A 57 B57 44 T1N C22 T E X A S A57 46 C23 43 T1 C C24 77 C25 46 T1N 5 T1 57 T1 57 T1 56 T1 55 T1 54 T1 76 59 T1 B1 74 44 T1 B2 WF 1 46 TI B3 7 C26 75 B2 45 T1 46 T1 B7 E C T O R 29 26 W 4 46 TI L O V I N G WW I N K L E R B27 B6 27 5 T2 57 T2 57 T2 56 T2 55 T2 54 T2 53 T2 59 T2 5 T7 B4 B4 44 T2 2 45 T2 B5 B4 5 B 5 T6 29 C U L B E R O N B1 B9 2 112 56 T3 57 T3 56 T3 2 C27 C29 B15 1 B11 44 T3 113 B12 21 45/113 56 T3 C2 B14 57 T3 2 2 35 VV 19 B13 45 R E E V E \ LILIS_ACREAGE.mxdLilis B16 \ 1 A 111 33 46 T3 16 55 T3 2 AMI 3 15 C21 13 46 \ Energy Companies F B23 5 53 T4 3 B22 52 T4 B19 \ SALT_CREEK 55 T4 53 T4 1 17 R A N E 57 Projects R A N E \ 54 T4 52 T4 W A R D B1 B2 B17 C R A N E 52 53 56 \ GIS C19 34 N 63 ‘ B26 53 O 1 5 Miles 4 16 B21 54 T5 B2 Document Path: M: 55 T5 54 T4 34 34 B19

EXHIBIT B FORM OF SCM GAS PURCHASE AGREEMENT [ATTACHED] EXHIBIT B 6645116v1

Execution – Option Agreement GAS PURCHASE AGREEMENT BETWEEN Lilis Energy, Inc. (“Customer”) AND Salt Creek Midstream, LLC (“SCM”) Dated Effective as of August 11, 2027

Execution – Option Agreement TABLE OF CONTENTS ARTICLE I SCOPE OF THIS AGREEMENT .............................................................................. 1 1.1 Scope of this Agreement ....................................................................................................... 1 1.2 General Terms and Conditions and Exhibits Incorporated by Reference ............................. 2 ARTICLE II COMMITMENT AND QUANTITIES ..................................................................... 3 2.1 Dedication ............................................................................................................................. 3 2.2 Reservations of Customer ..................................................................................................... 3 2.3 Prior Dedications as of the Effective Date and Subsequently Acquired Leases ................... 4 2.4 Covenant Running With the Land ........................................................................................ 5 2.5 No Upstream Processing ....................................................................................................... 5 2.6 Receipt Points; Drilling Plans ............................................................................................... 6 2.7 Non-Dedicated Gas ............................................................................................................... 8 ARTICLE III FEES ........................................................................................................................ 8 3.1 Service Fees .......................................................................................................................... 8 3.2 Treating Fuel ......................................................................................................................... 9 3.3 Escalation .............................................................................................................................. 9 ARTICLE IV PROCESSING SETTLEMENT; ADDITIONAL CONSIDERATION .................. 9 4.1 Products Purchase ................................................................................................................. 9 4.2 Processing Mode Election .................................................................................................. 10 ARTICLE V NOTICES ................................................................................................................ 11 5.1 Addresses ............................................................................................................................ 11 ARTICLE VI TERM; TERMINATION .......................................................................................12 6.1 Term .................................................................................................................................... 12 6.2 Default; Termination for Cause .......................................................................................... 12 6.3 Bankruptcy Savings ............................................................................................................ 13 ARTICLE VII CONFIDENTIALITY .......................................................................................... 13 7.1 Confidential Information .................................................................................................... 14 GENERAL TERMS AND CONDITIONS EXHIBITS: Exhibit A-1 Dedicated Area Exhibit A-2 Map of Dedicated Area Exhibit B-1 Receipt Points Exhibit C Form of Memorandum of Agreement

Execution – Option Agreement Exhibit D-1 Residue Gas Delivery Points Exhibit D-2 Plant Products Delivery Points Exhibit E Prior Dedications Exhibit F Take In Kind Scheduling, Nomination and Balancing Procedures Exhibit G Form of New Receipt Point Notification

Execution – Option Agreement GAS PURCHASE AGREEMENT THIS GAS PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of this 11th day of August, 2027 (the “Effective Date”) by and between Lilis Energy, Inc., a Nevada corporation (“Customer”), and Salt Creek Midstream, LLC, a Delaware limited liability company (“SCM”). Customer and SCM are sometimes referred to collectively as the “Parties” or singularly as a “Party.” W I T N E S S E T H: WHEREAS, Customer owns and/or controls Gas be produced, and Gas produced, from Wells operated by Customer or its Affiliates located in the Dedicated Area and desires SCM, subject to the terms and conditions hereof, to receive, gather and process Dedicated Gas, and to purchase Residue Gas and Plant Products from (or to deliver in-kind, at Customer’s direction, such Residue Gas to) Customer; NOW, THEREFORE, for and in consideration of the premises and the mutual benefits and covenants herein contained, the Parties hereby agree as follows: ARTICLE I SCOPE OF THIS AGREEMENT 1.1 Scope of this Agreement. Subject to the terms of this Agreement: (a) Customer agrees to: (i) make the Dedication, subject to Section 2.2 of this Agreement; and (ii) deliver, and shall cause its Affiliates to deliver to SCM, at the Receipt Points, the Dedicated Gas. (b) SCM agrees to provide the following (the “Services”), on a Level Two Service basis: (i) receive Dedicated Gas meeting the Specifications at the Receipt Points; (ii) gather, compress, dehydrate and treat such Dedicated Gas and deliver such Dedicated Gas to the Plant; (iii) process such Dedicated Gas for the recovery of Plant Products; (iv) purchase Residue Gas from Customer at the Receipt Point, subject to Customer’s option to take delivery of Residue Gas in-kind in accordance with Section 4.1(c), and deliver such Residue Gas for third party sales at the Residue Gas Delivery Points; 1

Execution – Option Agreement (v) to the extent that Customer has elected its option to take delivery of Residue Gas in-kind in accordance with Section 4.1(c), deliver such Residue Gas to Customer at the Residue Gas Delivery Points; and (vi) purchase Plant Products from Customer at the Receipt Point and deliver such Plant Products for third party sales at the Plant Products Delivery Points. 1.2 General Terms and Conditions and Exhibits Incorporated by Reference. (a) The General Terms and Conditions and the Exhibits attached to this Agreement are incorporated in and made a part of this Agreement for all purposes. Any reference in this Agreement to “this Agreement” shall include the General Terms and Conditions and the Exhibits attached hereto, and all amendments, restatements, supplements or other modifications thereto, as the same may be in effect at any and all times such reference becomes operative. In the event of any inconsistency the order of precedence shall be as follows: (i) the terms of the main body of this Agreement, (ii) the General Terms and Conditions, and (iii) the Exhibits. (b) All references to Sections or Articles of this Agreement shall refer to Sections and Articles in the main body of this Agreement, unless the context specifically reflects that the reference is to an Article or Section of the General Terms and Conditions of this Agreement. (c) As used in this Agreement, (i) any pronoun in masculine, feminine or neutral gender shall be construed to include all other genders, (ii) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including without limitation”, except where the context clearly otherwise requires, (iii) each term that is defined in this Agreement in the singular shall include the plural of such term, and each term that is defined in this Agreement in the plural shall include the singular of such term, and (iv) the words, phrases, and terms used herein shall have their ordinary meaning unless it is clearly indicated otherwise in this Agreement or unless such word, phrase or term is defined in this Agreement. (d) Both Parties participated in the drafting of this Agreement. If any ambiguity is contained herein, no weight shall be given in favor of or against a Party in resolving that ambiguity on account of that Party’s drafting of this Agreement. (e) Capitalized terms used in this Agreement and not otherwise defined in the main body of this Agreement shall have the meanings ascribed to them in the General Terms and Conditions. 2

Execution – Option Agreement ARTICLE II COMMITMENT AND QUANTITIES 2.1 Dedication. Subject to the other terms and conditions hereof, Customer hereby (i) dedicates for Services with respect to Dedicated Gas under this Agreement to SCM all Leases now owned or hereafter acquired by Customer and/or its Affiliates and their respective successors and assigns that cover lands located within the Dedicated Area, and (ii) dedicates for Services under this Agreement and shall deliver, or cause to be delivered, hereunder to SCM, at the Receipt Points, the following (the “Dedication,” and the Gas that is the subject of the Dedication being herein referred to as “Dedicated Gas”): (a) all Gas produced and saved on or after the Effective Date for the remainder of the Term from those Wells for which Customer and/or any of its Affiliates is the operator now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith, to the extent such Gas is attributable to the Leases within the Dedicated Area now owned or hereafter acquired by Customer and/or its Affiliates and their respective successors and assigns; and (b) with respect to those Wells for which Customer and/or any of its Affiliates is the operator, Gas produced on or after the Effective Date for the remainder of the Term from such Wells which is attributable to the Leases in such Wells owned by other working interest owners and royalty owners which is not taken “in-kind” by such working interest owners and royalty owners and for which Customer and/or its Affiliates has the right or obligation to deliver such Gas and only for the period that Customer and/or its Affiliates has such right or obligation. For the avoidance of doubt, Customer shall not be required to deliver Gas from any well operated by an operator other than Customer or its Affiliates, including any well where Customer would be required to install split stream connection facilities or similar facilities to take such Gas in kind, and such Gas shall not be Dedicated Gas subject to the Dedication hereunder. 2.2 Reservations of Customer. Customer reserves the following rights under this Agreement: (a) to operate the Well(s) and Leases in its sole discretion, including, without limitation, the right, but never the obligation, to drill new Well(s), to repair and rework old Well(s), renew or extend, in whole or in part, any oil and gas lease covering any of lands within the Dedicated Area, and to cease production from or abandon any Well or surrender any such oil and gas lease, in whole or in part, in Customer’s discretion; (b) to use Dedicated Gas for operations (including, without limitation, for gas lift, cycling, and Well production enhancement) relating to the Leases and Wells, for fueling of any facilities upstream of the Receipt Point(s) installed for purposes of delivering Gas to SCM in accordance with this Agreement, and for any other 3

Execution – Option Agreement purposes reasonably necessary for the development of the lands within the Dedicated Area; (c) to deliver or furnish to Customer’s and its Affiliates’ lessors and holders of other existing burdens on production such Dedicated Gas as is required to satisfy the terms of the applicable oil and gas leases and other applicable instrument creating the burdens; (d) to flare or temporarily use or deliver Dedicated Gas to the facilities of third parties to gather, process and provide related services for Dedicated Gas from a Well prior to the time that the Facilities required to gather such Dedicated Gas have been completed and placed in-service; (e) to pool, communitize, or unitize the lands covered by the Leases of Customer and its Affiliates’, including with lands not covered by such Leases; provided that Customer’s and/or its Affiliates’ share of Gas produced from such pooled, communitized, or unitized interests shall be dedicated and committed to this Agreement to the extent that such Gas would constitute Dedicated Gas hereunder; (f) to construct, install, maintain, own and operate any treating and/or conditioning facilities upstream of the SCM GGP System as reasonably necessary to (i) comply with any environmental, legal, or Lease requirements, or (ii) meet the quality specifications of the SCM GGP System set forth in this Agreement and/or the quality specification of any downstream pipeline; (g) to deliver or furnish to Customer’s and its Affiliates’ non-operators or other Persons all Gas that such non-operators or Persons elect to separately take in kind and market; (h) to retain the condensate and other liquid hydrocarbons separated from Dedicated Gas prior to delivery to SCM hereunder by conventional mechanical wellhead separators at ambient temperature pursuant to Section 2.5; (i) to construct, install, maintain, own and operate compression facilities and other methods of uplift upstream of the SCM GGP System; and (j) to retain any and all Gas that is not Dedicated Gas. 2.3 Prior Dedications as of the Effective Date and Subsequently Acquired Leases. (a) Subsequently Acquired Leases. In the event that after the Effective Date hereof Customer and/or any of its Affiliates acquire Leases within the Dedicated Area, then the Dedicated Gas produced and saved from such Leases shall automatically be included within the Dedication; provided, however, if any of the Dedicated Gas produced from such Leases is subject to a Prior Dedication, then such Dedicated Gas shall be excluded from the Dedication, to the extent and only to the extent of such Prior Dedication, until such Prior Dedication expires or terminates. In the event that any such Prior Dedication expires or terminates, then 4

Execution – Option Agreement the Dedicated Gas subject to such Prior Dedication shall, to the extent not already subject to the Dedication, automatically be included within the Dedication and subject to this Agreement without any further actions by the Parties. (b) Existing Prior Dedications. Customer represents and warrants to SCM that, as of the Effective Date, except as set forth on Exhibit E attached hereto, none of the Leases owned by Customer and/or its Affiliates within the Dedicated Area are subject to a Prior Dedication. With respect to any such Leases which are subject to a Prior Dedication, Customer shall have the right to comply with such Prior Dedication and the Dedicated Gas produced from such Leases shall be excluded from the Dedication, to the extent and only to the extent of such Prior Dedication, until such Prior Dedication expires or terminates. In the event that any such Prior Dedication expires or terminates, then the Dedicated Gas subject to such Prior Dedication shall, to the extent not already subject to the Dedication, automatically be included within the Dedication and subject to this Agreement without any further actions by the Parties. 2.4 Covenant Running With the Land. So long as this Agreement is in effect, this Agreement shall (i) be a covenant running with the Leases now owned or hereafter acquired by Customer and/or its Affiliates within the Dedicated Area (including, without limitation, all Wells operated by Customer or its Affiliates) and (ii) be binding on and enforceable by SCM and its successors and assigns against Customer, its Affiliates and their respective successors and assigns. Notwithstanding this Section 2.4, to the extent all or a portion of such Leases within the Dedicated Area are sold to a non-Affiliated Person, such acquiring Person shall only be required to dedicate for delivery hereunder that Gas that is produced from such Leases within the Dedicated Area acquired by such non-Affiliated Person from Customer. The acquiring Person shall not be required to dedicate Gas produced from Leases already held by or acquired after such date by such acquiring Person. Notwithstanding the foregoing, with prior written notice to SCM, Customer and its Affiliates shall each be permitted to convey, sell, assign, or otherwise transfer its interest in the Leases that are not connected to or in the process of being connected to the SCM GGP System free of the Dedication hereunder in an “acreage swap” or exchange transaction in which such undeveloped Leases within the Dedicated Area are exchanged for other properties or Leases of approximately equal net acreage and projected production located in the Dedicated Area that are not subject to a Prior Dedication and would become subject to the Dedication hereunder. SCM and Customer shall prepare, execute, acknowledge, deliver, and record any such instruments and other documents reasonably necessary to effectuate such release and memorialize such acquired Leases subject to the Dedication. 2.5 No Upstream Processing. Customer shall not remove or permit to be removed any Plant Products from the Dedicated Gas prior to delivery to SCM; provided that Customer may cause or allow the Dedicated Gas to be separated by means of a conventional ambient mechanical wellhead gas-oil separator prior to its delivery to SCM and the liquid constituents separated from such Dedicated Gas therefrom shall not be subject to this Agreement. SCM has agreed to receive and gather 5

Execution – Option Agreement Dedicated Gas hereunder for the principal purpose of extracting from such Dedicated Gas Plant Products that may be extracted at the Plant, and accordingly, as part of the Dedication, Customer grants to SCM the exclusive right to process Customer’s Dedicated Gas received at the Receipt Points. 2.6 Receipt Points; Drilling Plans (a) In order to assist SCM in planning for future facilities which SCM may install under this Agreement following the Effective Date, every six (6) Months during the Term, Customer shall provide to SCM copies of its current drilling plan(s) with respect to the Dedicated Area. Customer shall provide SCM with an update to its drilling plan(s) promptly following any material change to a plan previously provided to SCM. Each drilling plan and any associated updates provided to SCM by Customer of the drilling plan(s) shall include (i) the name and location of any new potential Receipt Point, (ii) Customer’s estimate of the spud date, completion date and date of first production with respect to each new Well(s) associated with such new potential Receipt Point, and (iii) Customer’s good faith estimate of the average daily volume from such new potential Receipt Point. (b) If, at any time after the Effective Date, Customer desires that a new Receipt Point for any Well(s) located within the Dedicated Area be connected to the SCM GGP System, Customer shall provide written notice to SCM for new Receipt Points associated with Dedicated Gas setting forth the expected date of first flow to SCM (the “Notification Date”), location and volume profile for such Receipt Point in the form attached hereto as Exhibit G (a “New Receipt Point Notification”). Following SCM’s receipt of a New Receipt Point Notification, SCM shall promptly commence and diligently conduct all reasonable operations at SCM’s sole cost and expense necessary to extend the existing SCM GGP System to each such new Receipt Point described in such New Receipt Point Notification that Customer desires to be connected to the SCM GGP System by the later of (i)(A) for a new Receipt Point that is within two (2) miles of the existing SCM GGP System and does not require BLM approval to be connected to the SCM GGP System, one hundred twenty (120) Days after SCM’s receipt of the applicable New Receipt Point Notification, or (B) for a new Receipt Point that is either more than two (2) miles from the existing SCM GGP System and/or requires BLM approval to be connected to the SCM GGP System, one hundred eighty (180) Days after SCM’s receipt of the applicable New Receipt Point Notification, and (ii) the Notification Date (each such date, a “Target RP In-Service Date”). (c) If SCM fails or is unable to connect any such additional Receipt Point by the applicable Target RP In-Service Date for any reason, then the Dedicated Gas associated with such Receipt Point and the affected Well(s) and Lease(s) to which such Dedicated Gas is attributable shall be temporarily released from the Dedication until such time as such Receipt Point is connected. (d) In addition to Customer’s release rights set forth in Section 2.6(c) above, if SCM fails or is unable to connect any such additional Receipt Point by the date that is thirty (30) Days beyond the applicable Target RP In-Service Date for any reason other than Force Majeure, then, for each Day of unexcused delay until SCM connects such additional Receipt Point beyond the Target RP In-Service Date, SCM shall temporarily reduce the Service Fees payable in 6

Execution – Option Agreement Section 3.1 by fifty percent (50%) for Dedicated Gas delivered to such additional Receipt Point for only a period of time equal to the amount of Days from the deadline set forth in the first sentence of this Section 2.6(d) until the date such additional Receipt Point is connected; provided, however, on the first Day after the expiration of such period of time, Customer’s Service Fees will be increased to the Service Fees set forth in Section 3.1. By means of example, if SCM connects a requested Receipt Point fifty (50) Days after the Target In-Service Date for such additional Receipt Point, and such delay is not due to an event of Force Majeure, then the reduction in Customer’s Service Fees described in the preceding sentence would apply to Dedicated Gas received at such additional Receipt Point for the first twenty (20) Days after such additional Receipt Point is connected. (e) Notwithstanding anything in this Section 2.6 to the contrary, if SCM fails or is unable to connect any such additional Receipt Point by the date that is (i) ninety (180) Days beyond the applicable Target RP In-Service Date for any reason other than Force Majeure or (ii) two hundred seventy (270) Days beyond the applicable Target RP In-Service Date due to Force Majeure, then Customer shall have the right, immediately following such period, to request and receive a permanent release from SCM of the affected Lease(s) and Well(s) delivering to such additional Receipt Point (including the volumes of Gas associated therewith). Customer acknowledges that the rights and remedies set forth in this Section 2.6 shall be its sole and exclusive remedies in the event of SCM’s failure to timely connect a requested additional Receipt Point. (f) In the event that SCM completes an interconnection requested by Customer and paid for by SCM for any new Receipt Point, and after one hundred eighty (180) Days following the date of completion of any such Receipt Point, Customer has not used the additional Receipt Point for any reason other than Force Majeure, then Customer shall reimburse any and all reasonable and documented out-of-pocket costs, expenses or fees incurred by SCM related to the connection of such Receipt Point to the SCM GGP System (but excluding trunklines, compressors or other facilities located downstream of the lateral gathering lines constructed to connect such Receipt Point); provided that (i) Customer shall not be required to reimburse such costs, expenses or fees in the event SCM is otherwise utilizing the installed pipelines and related equipment in a manner that is not reasonably expected to result in lost profits or additional costs beyond the amounts anticipated for connecting the applicable additional Receipt Point to the SCM GGP System, (ii) SCM shall prepare and deliver to Customer an itemized invoice of such costs, fees and expenses, which total amount shall be reimbursed by Customer in equal Monthly installments over a five (5) year period, with the first such installment due within thirty (30) Days of receipt of SCM’s invoice, and (iii) in the event Customer reimburses SCM for all or a portion of such costs, fees and expenses and, subsequently, such additional Receipt Point is later used by Customer to deliver Dedicated Gas hereunder, then Customer shall receive a credit, equal to the total or partial amount of such costs, fees and expenses so reimbursed by Customer, towards the payment of the amounts that would be due from Customer to SCM hereunder for the delivery of such Dedicated Gas at such new Receipt Point. 7

Execution – Option Agreement 2.7 Non-Dedicated Gas. Subject to the terms and conditions of this Agreement, SCM shall provide Services for Customer’s Non-Dedicated Gas on an interruptible basis for the fees described in Article III of this Agreement. ARTICLE III FEES 3.1 Service Fees. Customer shall pay the following fees to SCM each Month (the fees set forth in this Section 3.1, collectively, as adjusted as provided herein, the “Service Fees”): (a) Low Pressure Gathering Fee: for all Gas delivered at the Low Pressure Receipt Points, a gathering fee of fifteen cents ($0.15) per MMbtu (the “Low Pressure Gathering Fee”). (b) Compression Fee: for all Gas delivered at the Low Pressure Receipt Points, a compression fee of seven cents ($0.07) per Mcf for each stage of compression (the “Compression Fee”). (c) High Pressure Gathering Fee: for all Gas delivered at the High Pressure Receipt Points, a gathering fee of ten cents ($0.10) per MMbtu (the “High Pressure Gathering Fee”). (d) Processing Fee: for all Gas delivered at the Receipt Points, a processing fee of twenty seven cents ($0.27) per MMbtu (the “Processing Fee”). (e) H2S Treating: Should Gas contain the levels of hydrogen sulfide (H2S) content set forth below, then Customer shall pay the following treating fee (the “H2S Treating Fee”: (i) If the H2S content of any Gas delivered at a Receipt Point contains in excess of 4 and up to 50 ppm of H2S, then the H2S Treating Fee for all Gas delivered to such Receipt Point during the applicable Month of measurement shall be five cents ($0.05) per Mcf. (ii) If the H2S content of any Gas delivered at a Receipt Point contains in excess of 50 and up to 250 ppm of H2S, then the H2S Treating Fee for all Gas delivered to such Receipt Point during the applicable Month of measurement shall be ten cents ($0.10) per Mcf. (iii) If the H2S content of any Gas delivered at a Receipt Point contains in excess of 250 and up to 1,000 ppm of H2S, then the H2S Treating Fee for all delivered to such Receipt Point during the 8

Execution – Option Agreement applicable Month of measurement shall be fifteen cents ($0.15) per Mcf. (iv) If the H2S content of any Gas delivered at a Receipt Point contains in excess of 1,000 ppm of H2S, then the H2S Treating Fee for all delivered to such Receipt Point during the applicable Month of measurement shall be seventeen cents ($0.17) per Mcf. (f) CO2 Treating: Should SCM accept Gas hereunder that exceeds the maximum carbon dioxide (CO2) content in the Specifications, then Customer shall pay a treating fee (the “CO2 Treating Fee”) equal $0.04 per Mcf for each one (1.00) mole % of CO2 that such Gas exceeds the CO2 specification; provided, however, the CO2 Treating Fee Customer will pay SCM in this Section 3.1(f) will not be less than $0.04 per Mcf and no greater than $0.14 per Mcf. For example, if Customer’s CO2 Mole % at the Receipt Point was 4.60% and the CO2 specification was 3.00 mole %, the Gas would exceed the specification by 1.60% and the fee would be $.064 per Mcf. 3.2 Treating Fuel. In the event SCM operates an amine treater or such other facilities as may be necessary or desirable for purposes of treating Customer’s Gas in accordance with Section 3.1(e) or 3.1(f), then any fuel utilized by SCM for such purposes shall be allocated to Customer based on actual usage (such quantity, the “Treating Fuel Amount”). 3.3 Escalation. Beginning on the first January 1st following two (2) years after the “Effective Date” as defined in the Option Agreement, each of the Service Fees and the T&F Deduction shall be adjusted upward or downward each year by the change in the PPI for the prior year. For purposes of this Section 3.3, the PPI shall be calculated as a fraction, the numerator of which is the PPI for the then current year, and the denominator of which is the PPI for the previous year. Notwithstanding the foregoing, in no event shall the foregoing PPI adjustment result in any of the Service Fees or the T&F Deduction being (i) increased or decreased more than two percent (2%) in any calendar year or (ii) reduced to an amount less than the original amount set forth in this Agreement as of the Effective Date. ARTICLE IV PROCESSING SETTLEMENT; ADDITIONAL CONSIDERATION 4.1 Products Purchase. (a) Subject to the exercise of the Residue Gas In-Kind Option under Section 4.1(c) and the other terms and conditions of this Agreement, SCM shall acquire and take title to the Residue Gas at the Receipt Point. As consideration for the acquisition of Residue Gas that is not taken in-kind pursuant to Section 4.1(c), SCM shall pay Customer an amount equal to the quantity of Customer’s Residue Gas, multiplied by the applicable Residue Gas Price. 9

Execution – Option Agreement (b) Subject to the terms and conditions of this Agreement, SCM shall acquire and take title to the Plant Products at the Receipt Point. As consideration for the acquisition of Plant Products, SCM shall pay Customer an amount equal to the Settled Gallons of each Plant Product, multiplied by the applicable Plant Products Index Price, less T&F Deduction. (c) Notwithstanding Section 4.1(a), Customer shall have the option, exercisable upon at least sixty (60) Days’ prior written notice, to take delivery of its Residue Gas in-kind at the Residue Gas Delivery Points (or at such other delivery point as may be mutually agreed by the Parties) for a six (6) Month period commencing on the earlier of April 1st or October 1st of any calendar year (the “Residue Gas In-Kind Option”). During any such six (6) Month period that the Residue Gas In-Kind Option is in effect, SCM shall deliver Residue Gas to Customer at the Residue Gas Delivery Points, and, in connection therewith: (i) Customer shall make (or cause to be made) all necessary arrangements for the transportation and marketing of such Residue Gas downstream of the Residue Gas Delivery Points, (ii) Customer shall take (or cause to be taken) Residue Gas ratably seven (7) Days a week by pipeline; (iii) SCM shall not be obligated to provide any storage to Customer or to construct or install any other facilities that Customer may require to take in-kind, (iv) title to such Residue Gas shall remain in Customer or its Affiliates, (v) SCM shall have no obligation other than supplying Residue Gas to the Residue Gas Delivery Points for delivery to Customer or for Customer’s account, (vii) Customer shall pay SCM for all actual applicable third-party transport tariffs incurred by SCM for Residue Gas taken in kind, and (v) Customer shall be subject to the nomination and balancing procedures pursuant to Article VII of the General Terms and Conditions. SCM shall continue to deliver such Residue Gas for each successive six (6) Month period thereafter, until such time as Customer elects for SCM to purchase such Residue Gas pursuant to Section 4.1(a) by providing written notice to SCM at least sixty (60) Days prior to the end of the then-current six (6) Month period that the Residue Gas In-Kind Option is in effect, provided that transportation is available at that time. Customer acknowledges that capacity may not be available based on market conditions. Customer acknowledges and agrees that it shall be solely responsible for all royalty payments, Taxes, severance payments, and production payments and any other payments due or owing on Residue Gas taken in-kind. 4.2 Processing Mode Election. At least thirty (30) Days’ prior to (i) the first Month in which Customer’s Dedicated Gas is to be delivered hereunder, and (ii) the first Day of each successive six (6) consecutive Month period, Customer shall notify SCM in writing of Customer’s election to have Customer’s Settled Gallons determined using either Full Recovery Mode or Ethane Rejection Mode. Such election shall remain in effect for a period of six (6) Months. Should Customer fail to make a timely election, Customer shall be deemed to have elected to continue the mode that is in place for the immediately preceding six (6) Month period. Notwithstanding Customer’s election pursuant to this Section 4.2, SCM shall not be required to operate its facilities in any particular recovery mode; however, if SCM operates in a recovery mode other than the mode elected by Customer, 10

Execution – Option Agreement Customer shall be paid based on the recovery mode elected or deemed elected by Customer for the applicable six (6) Month period. ARTICLE V NOTICES 5.1 Addresses. All notices provided for herein shall be in writing at the addresses listed below or to such other address either Party shall designate by written notice. Such notices shall be sent by certified U.S. mail, return receipt requested, postage prepaid, by electronic mail, or by courier. Notices sent by certified mail or courier shall be deemed provided upon delivery as evidenced by the receipt of delivery. Notices sent by electronic mail shall be deemed to have been provided upon the sending Party’s receipt of a non-automated response from the recipient or automatic read receipt generated from the recipient’s electronic mail provider. To Customer: Notices and Correspondence: Lilis Energy, Inc. 300 E. Sonterra Blvd, Suite 1220 San Antonio, TX 78258 Attention: Accounting and Operations Telephone: 210-999-5400 Facsimile 210-999-5401 With a copy to: RDP Producer Services, LLC 10300n Town Park, Suite SE1000 Houston, TX 77072 Attn: David Lipp Fax: 281-849-8911 Email: dlipp@republicpartnersllc.com Billing: Lilis Energy, Inc. 300 E. Sonterra Blvd, Suite 1220 San Antonio, TX 78258 Attention: Patrick Tumer Telephone: 817-502-1635 Facsimile: 210-999-5401 Email: AP@Lilisenergy.com 11

Execution – Option Agreement For Payments: Bank Name: Wells Fargo Bank Account Name: Lilis Energy, Inc. Account Number: 3932368149 ABA: 121000248 To SCM: Salt Creek Midstream, LLC 20329 State Highway 249 Floor 4 Houston, TX 77070 Attn: Paul Williams Email: paul.williams@armenergy.com With a copy to: Salt Creek Midstream, LLC 20329 State Highway 249 Floor 4 Houston, TX 77070 Attn: Contract Administration Email: contracts@armenergy.com For Payments: Bank Name: Iberia Bank ABA No.: 265270413 Account No.: 20001242180 ARTICLE VI TERM; TERMINATION 6.1 Term. Subject to the terms and conditions contained herein, this Agreement shall be in full force and effect as of the Effective Date and shall continue in full force and effect for a period of twelve (12) years thereafter (the “Primary Term”), unless terminated in accordance with Section 6.2 of the Agreement or as otherwise provided herein, and for successive one (1) year periods thereafter until terminated by either Party as of the end of the Primary Term or any subsequent renewal by giving the other Party at least sixty (60) Days’ prior written notice (the Primary Term, including any such extension, the “Term”). However, such termination shall not extinguish any obligations incurred prior to the effective date of termination, including payment for services rendered or for Gas and/or Plant Products purchased hereunder. Notwithstanding anything in this Agreement to the contrary, the obligations of Customer hereunder, including, without limitation, the obligation to deliver Dedicated Gas, shall be subject to the satisfaction, or waiver by Customer, of the following condition precedent: SCM shall have as of the Effective Date installed all infrastructure necessary to receive and provide Services with 12

Execution – Option Agreement respect to all Dedicated Gas (including the connection of all necessary Receipt Point(s)) being produced from Well(s) existing as of the Effective Date, and is ready and able to provide in full such Services with respect to such Dedicated Gas. To the extent that such condition precedent is not satisfied as of the Effective Date, Customer shall have the right, without any liability to Customer, to terminate this Agreement. 6.2 Default; Termination for Cause. Subject to the terms and conditions contained herein, if either Party shall (a) make an assignment or any general arrangement for the benefit of creditors; (b) fail to make, when due, any payment required herein (which failure is not cured within five (5) Days after the defaulting Party’s receipt of written notice thereof); (c) otherwise fail to perform any material covenant herein when such performance is due (which failure is not excused by Force Majeure or remedied within sixty (60) Days after the defaulting Party’s receipt of written notice thereof); (d) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or cause under any bankruptcy or similar Law for the protection of creditors or have such petition filed or proceeding commenced against it; (e) otherwise become bankrupt or insolvent (however evidenced); or (f) be unable to pay its debts as they fall due, then in addition to any and all other remedies available hereunder, at law, and in equity, the non-defaulting Party shall have the right to suspend performance and/or terminate this Agreement, (1) immediately and without notice in the case of a default described in clause (a), clause (d), clause (e), or clause (f), or (2) upon the expiration of the applicable cure period in the case of a default described in clause (b), clause (c), or clause (g), and pursue such other remedy or remedies as may be available to it under this Agreement (including, without limitation, exercising the rights of recoupment, setoff, offset, deduction, liquidation, and/or enforcement or realization of any security held pursuant to this Agreement, or the drawing on of any letter of credit held pursuant to this Agreement), at Law or in equity. 6.3 Bankruptcy Savings. Without limiting the applicability of any other provision of the Bankruptcy Code (including without limitation Sections 362, 546, 553, 556, 560, 561 and 562 thereof and the applicable definitions in Section 101 thereof), the Parties acknowledge and agree that: (i) this Agreement and all transactions entered into hereunder constitute “forward contracts” and/or “swap agreements” and this Agreement constitutes a “master netting agreement” as defined in Section 101 of the Bankruptcy Code; (ii) each Party is a “master netting agreement participant,” a “forward contract merchant” and/or a “swap participant” as defined in the Bankruptcy Code; (iii) the rights of the Parties under Section 6.2 of this Agreement constitute “contractual rights” to liquidate, terminate or accelerate, as applicable, this Agreement and the transactions entered into hereunder; (iv) any margin or collateral provided hereunder, or under any margin, collateral, security, or similar agreement related hereto and all payment obligations of any Party to the other hereunder constitute a “margin payment” or a “settlement payment” as defined in Section 101 of the Bankruptcy Code; and (v) the Parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 553, 556, 560, 561 and 562 of the Bankruptcy Code. 13

Execution – Option Agreement ARTICLE VII CONFIDENTIALITY 7.1 Confidential Information. (a) From and after the Effective Date, each Party shall hold, and shall cause its Representatives to hold all Confidential Information of the other Party in strict confidence, with at least the same degree of care that it applies to such Party’s confidential and proprietary information and shall not use such Confidential Information except in connection with its performance or acceptance of services hereunder and shall not release or disclose such Confidential Information to any other Person, except its Representatives. Each Party shall be responsible for any breach of this Section 7.1 by any of its Representatives. For purposes of this Agreement, “Representatives” means each Party’s Affiliates and its and their respective directors, managers, officers, employees, agents, consultants, legal advisors and accountants who (i) need to know such information, (ii) are informed of the existence of this Agreement and its restrictions on the disclosure and use of Confidential Information, and (iii) are bound by employment, consulting or similar agreements restricting the disclosure and use of such information comparable to and no less restrictive than those set forth herein or otherwise agree to be bound by the confidentiality terms of this Agreement to the same extent as if they were parties hereto. (b) If a Party receives a subpoena or other demand for disclosure of Confidential Information received from any other Party or must disclose to a governmental authority any Confidential Information received from such other Party in order to obtain or maintain any required governmental approval, the receiving Party shall, to the extent legally permissible, provide notice to the providing Party before disclosing such Confidential Information. Upon receipt of such notice, the providing Party shall promptly either seek an appropriate protective order, waive the receiving Party’s confidentiality obligations hereunder to the extent necessary to permit the receiving Party to respond to the demand, or otherwise fully satisfy the subpoena or demand or the requirements of the applicable governmental authority. If the receiving Party is legally compelled to disclose such Confidential Information or if the providing Party does not promptly respond as contemplated by this Section 7.1, the receiving Party may disclose that portion of Confidential Information covered by the notice or demand. (c) Notwithstanding anything in this Section 7.1 to the contrary, either Party may disclose Confidential Information to any bona fide potential purchaser, investor, partner, lender or source of financing and their directors, managers, officers, employees, agents, consultants, legal advisors and accountants; provided that they: (i) need to know such information, (ii) are informed of the existence of this Agreement and its restrictions on the disclosure and use of Confidential Information, and (iii) are bound by an agreement restricting the disclosure and use of such information comparable to and no less restrictive than those set forth 14

Execution – Option Agreement herein or otherwise agree to be bound by the confidentiality terms of this Agreement to the same extent as if they were parties hereto. [Signature page follows] 15

Execution – Option Agreement IN WITNESS WHEREOF, this Agreement is executed by the duly authorized representatives of the Parties as of the Effective Date. Lilis Energy, Inc. By: Name: Title: Salt Creek Midstream, LLC By: Name: Title: [Signature Page to Gas Purchase Agreement]

Execution – Option Agreement GENERAL TERMS AND CONDITIONS TO THE GAS PURCHASE AGREEMENT BETWEEN Lilis Energy, Inc. (“Customer”) AND Salt Creek Midstream, LLC (“SCM”) Dated Effective as of August 11, 2027

Execution – Option Agreement TABLE OF CONTENTS ARTICLE I DEFINITIONS .......................................................................................................... 1 1.1 Defined Words and Terms ........................................................................................... 1 1.2 Other Definitional Provisions ...................................................................................... 8 ARTICLE II OPERATION OF THE SYSTEM ............................................................................ 9 2.1 Curtailment .................................................................................................................. 9 2.2 Identity of Gas ............................................................................................................ 11 2.3 Operation of Facilities. ................................................................................................ 11 2.4 Rights of Way .............................................................................................................12 ARTICLE III TAXES .................................................................................................................. 12 3.1 General ....................................................................................................................... 12 3.2 Royalties and Taxes ....................................................................................................13 ARTICLE IV TITLE AND CUSTODY TRANSFER AND RESPONSIBILITY ...................... 13 4.1 Title, Custody and Risk of Loss ..................................................................................13 4.2 Indemnity ................................................................................................................... 13 ARTICLE V MEASUREMENT ................................................................................................. 14 5.1 Unit of Volume .......................................................................................................... 14 5.2 Adjustment for Supercompressibility ........................................................................ 14 5.3 Determination of Heating Value, Gas Composition and GPM ...................................14 ARTICLE VI MEASURING EQUIPMENT AND TESTING ....................................................15 6.1 Equipment .................................................................................................................. 15 6.2 Calibration and Tests of Meters ..................................................................................15 6.3 Access to Meters and Records ....................................................................................15 6.4 Correction of Metering Errors .................................................................................... 16 6.5 Low Volume Meter Fee ............................................................................................. 16 6.6 Failure of Meters ........................................................................................................ 16 6.7 Modifications to Measurement Procedures ................................................................. 17 6.8 Measurement Disputes ............................................................................................... 17 ARTICLE VII TAKE-IN-KIND SCHEDULING; NOMINATION; IMBALANCES ................17 ARTICLE VIII GAS QUALITY ................................................................................................. 17 8.1 Specifications ............................................................................................................. 17 8.2 Failure to Meet Specifications; Blending and Conditioning ...................................... 18 ARTICLE IX PRESSURE ........................................................................................................... 20 ARTICLE X ACCOUNTING ..................................................................................................... 20 10.1 Payment.................................................................................................................... 20 10.2 Information .............................................................................................................. 21 i

Execution – Option Agreement 10.3 Audits ........................................................................................................................21 10.4 Certain Pricing ......................................................................................................... 21 10.5 Setoff ........................................................................................................................ 21 10.6 Adequate Assurances ................................................................................................22 ARTICLE XI WARRANTY AND INDEMNIFICATION ......................................................... 22 11.1 Warranty of Title; Indemnity ................................................................................... 22 11.2 Limitation of Liability ............................................................................................. 23 ARTICLE XII FORCE MAJEURE ............................................................................................. 23 12.1 Definition ................................................................................................................. 23 12.2 Strikes and Lockouts .................................................................................................24 ARTICLE XIII SUCCESSORS AND ASSIGNS ....................................................................... 24 13.1 Successors and Assigns .............................................................................................24 13.2 Assignments ..............................................................................................................24 ARTICLE XIV MISCELLANEOUS .......................................................................................... 25 14.1 Federal Jurisdiction ...................................................................................................25 14.2 No Waiver of Defaults ..............................................................................................26 14.3 Joint Preparation of This Agreement ....................................................................... 26 14.4 Headings .................................................................................................................. 26 14.5 Governing Law; Venue; Waiver of Jury Trial ......................................................... 26 14.6 Use of Third Party Processing Facilities ...................................................................26 14.7 Survival .....................................................................................................................26 14.8 Counterparts ............................................................................................................. 27 14.9 Entire Agreement ..................................................................................................... 27 14.10 Modifications in Writing .........................................................................................27 14.11 No Third Party Beneficiaries ................................................................................. 27 14.12 Liquidated Damages .............................................................................................. 27 ii

Execution – Option Agreement GENERAL TERMS AND CONDITIONS ARTICLE I DEFINITIONS All references to Sections or Articles of this Agreement shall refer to Sections and Articles in the main body of the Agreement unless the context specifically reflects that the reference is to an Article or Section of these General Terms and Conditions. 1.1 Defined Words and Terms. Except where the context otherwise indicates another or different meaning or intent, the following words and terms as used herein shall be construed to have the meaning indicated: “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” means that certain Gas Purchase Agreement dated effective as of August 11, 2027, by and between Customer and SCM. “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended. “Base Conditions” shall mean a standard pressure of 14.73 psia and a standard temperature of 60° F. “BLM” shall mean the Bureau of Land Management and any lawful successor agency thereto. “Btu” means British thermal unit. “Business Day” means any Day other than Saturday, Sunday, or legal holiday for commercial banks under the Laws applicable to national banking associations. “Central Time” means Central Standard Time as adjusted for daylight savings time. “CO2 Treating Fee” has the meaning set forth in Section 3.1(f) of the Agreement. “Compression Fee” has the meaning set forth in Section 3.1(b) of the Agreement. “Confidential Information” means all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business. Confidential Information shall not, however, include any information which: (a) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing Party; (b) becomes publicly known and made generally available after disclosure by the disclosing Party through no action or inaction of the receiving Party; (c) is already in the possession of the receiving Party at the time of disclosure by the disclosing Party; (d) is obtained by 1

Execution – Option Agreement the receiving Party from a third party without a breach of such third party’s obligations of confidentiality; (e) the receiving Party can demonstrate was independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information. “Confirmed Nominations” has the meaning set forth in Exhibit F. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract (or otherwise). “Controlling” or “Controlled” have meanings correlative thereto. “Cubic Foot of Gas” means the volume of Gas contained in one cubic foot of space at Base Conditions. “Customer” has the meaning set forth in the preamble of the Agreement. “Customer Indemnified Parties” means Customer, its successors and assigns, and their respective Affiliates, subsidiaries, shareholders, members, partners, officers, directors, employees, and agents. “Day” or “Daily” means a 24-hour period beginning at 9:00 a.m. Central Time on a calendar day and ending at 9:00 a.m. Central Time on the next succeeding calendar day. “Dedicated Area” means the dedicated area depicted as the “AMI” on the map attached hereto as Exhibit A-1, excluding any interests expressly excluded or released from this Agreement. “Dedicated Gas” has the meaning set forth in Section 2.1 of the Agreement. “Dedication” has the meaning set forth in Section 2.1 of the Agreement. “Effective Date” has the meaning set forth in the preamble of the Agreement. “Ethane Rejection Fixed Recovery Percentages” means the contractual fixed recovery percentage for Plant Product components during Ethane Rejection Mode set forth as follows: Ethane: 20% Propane: 88% Iso-Butane: 98% Normal Butane: 99% Iso Pentane: 99% 2

Execution – Option Agreement “Ethane Rejection Mode” means the operation of the Plant in a mode, whether actual or deemed, that minimizes the recovery of ethane as a component of Plant Products. “Facilities” means the Plant and the SCM GGP System collectively. “FERC” means the Federal Energy Regulatory Commission, and any successor agency having jurisdiction over the services provided by SCM hereunder. “Field FL&U” means the quantity of field fuel utilized for Services plus lost and unaccounted for Gas upstream of the Plant and shall be fixed at five and one-half percent (5.50%) of the quantity, in MMbtu, of Customer’s Gas received and accepted at the Receipt Points. “Fixed Recovery Percentages” means, as applicable, the Full Recovery Fixed Recovery Percentages and the Ethane Rejection Fixed Recovery Percentages. “Force Majeure” is defined in Section 12.1 of these General Terms and Conditions. “Full Recovery Fixed Recovery Percentages” means the contractual fixed recovery percentage for Plant Product components during Full Recovery Mode set forth as follows: Ethane: 90% Propane: 92% Iso-Butane: 98% Normal Butane: 98% Iso Pentane: 99% “Full Recovery Mode” means the operation of the Plant for the maximum recovery of Plant Products. “Gallon” means one (1) U.S. gallon. “Gas” means natural gas produced in its original state from a gas well and/or an oil well. “General Terms and Conditions” has the meaning set forth in Section 1.2 of the Agreement. “GPM” means the quantity of Gallons of theoretically recoverable Plant Products contained in one Mcf of Gas, as calculated from chromatographic analysis and as measured at the Receipt Points. “Gross Heating Value” means the gross number of Btus that would be contained in a volume of one Cubic Foot of Gas as further defined by GPA standard 2172 dry basis at Base Conditions. 3

Execution – Option Agreement “High Pressure Gathering Fee” has the meaning set forth in Section 3.1(c) of the Agreement. “High Pressure Receipt Point” means those Receipt Point(s) delivering into the high pressure portion of the SCM GGP System. “H2S Treating Fee” has the meaning set forth in Section 3.1(e) of the Agreement. “Impaired Party” has the meaning set forth in Section 10.6 of the General Terms and Conditions. “Inferior Liquids” means mixed crude oil, slop oil, salt water, nuisance liquids, and other liquids recovered by SCM in the SCM GGP System. “Insecure Party” has the meaning set forth in Section 10.6 of the General Terms and Conditions. “Inert Constituents” means non-hydrocarbon constituents contained in Gas, including carbon dioxide, oxygen, nitrogen, hydrogen sulfide, water vapor, ozone, nitrous oxide, and mercury. “Law” shall mean any and all constitutional provisions, rules, codes, regulations, statutes, ordinances, enactments, judicial and administrative orders, decrees, standards, decisions and rulings that are adopted, enacted, promulgated or issued by any federal, state, municipal, parish or tribal governmental authority, including the common law. “Leases” means any lease, mineral interest, working interest, net profit interest, royalty or overriding royalty, fee right, mineral servitude, license, concession or other right covering Gas and related hydrocarbons or an undivided interest therein or portion thereof within the Dedication Area, along with rights to drill for, produce and dispose of Gas and liquid hydrocarbons or other substances, in and under the lands covered thereby. “Level One Service” has the meaning set forth in Section 2.1(b) of the General Terms and Conditions. “Level Two Service” has the meaning set forth in Section 2.1(b) of the General Terms and Conditions. “Losses” means any actual losses, costs, expenses, liabilities, damages, demands, suits, sanctions, causes of action, claims, judgments, liens, fines or penalties, including court costs and reasonable attorneys’ fees. “Low Pressure Gathering Fee” has the meaning set forth in Section 3.1(a) of the Agreement. “Low Pressure Receipt Point” means those Receipt Point(s) delivering into the high pressure portion of the SCM GGP System, where SCM is providing compression services. 4

Execution – Option Agreement “Low Volume Meter Fee” has the meaning set forth in Section 6.5 of the General Terms and Conditions. “MAOP” means the maximum allowable operating pressure in psig at the Receipt Points in effect from time to time, as set forth in notices from SCM to Customer, which shall be 1440 psig initially. “Mcf” means one thousand cubic feet of Gas at Base Conditions. “Measurement Expert” has the meaning set forth in Section 6.8 of the General Terms and Conditions. “MMBtu” means one million British thermal units. “Mont Belvieu OPIS Index” means for each Plant Product the Monthly average of the daily average of the high and low prices per gallon for such Plant Product, for such Month, as quoted by the Oil Price Information Service in the OPIS-North America LPG Report for “Any Current Month” under “OPIS Mont Belvieu Spot Gas Liquids Prices” using (i) the Non-TET prices for propane, iso-butane, normal butane, and natural gasoline; and (ii) the purity ethane price for ethane. “Month” means a period beginning at 9:00 a.m. Central Time on the first Day of a calendar month and ending at 9:00 a.m. Central Time on the first Day of the next succeeding calendar month. “New Receipt Point Notification” has the meaning set forth in Section 2.6(b) of the Agreement. “Non-Dedicated Gas” means Gas that is not subject to the Dedication. “Notification Date” has the meaning set forth in Section 2.6(b) of the Agreement. “OBA” has the meaning set forth in Exhibit F. “Option Agreement” means that certain Option Agreement by and between SCM, as “SCM,” and Customer, as “Lilis,” dated as of May 21, 2018. “Parties” or “Party” has the meaning set forth in the preamble of the Agreement. “Permitted Curtailment” has the meaning set forth in Section 2.1(a) of the General Terms and Conditions. “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization, governmental entity or other entity having legal capacity. “Plant” means any Gas processing plant currently owned or subsequently installed by SCM, Plant Products interconnection, any Residue Gas interconnection that is 5

Execution – Option Agreement subsequently installed, and all related storage facilities, owned and operated by SCM, for the Services hereunder. “Plant FL&U” means the quantity of Gas in Mcf utilized as fuel in the operation of the Plant and shall include any lost and unaccounted for and flared gas, and shall be fixed at two and one-quarter percent (2.25%) of the quantity, in MMbtu, of Customer’s Gas received and accepted at the Receipt Points. “Plant Inlet Volume” means the volume in Mcf of Customer’s Gas received and accepted at the Receipt Points less Field FL&U, Treating Shrinkage and any Treating Fuel Amount. “Plant Products” means the liquefiable hydrocarbons that SCM removes and recovers from Gas, including ethane, propane, normal butane, iso-butane and natural gasoline, and/or any mixture thereof. “Plant Products Delivery Points” means those points of delivery for third party sales of Plant Products set forth on Exhibit D-2, as the Parties may mutually agree to modify from time to time. “Plant Products Index Price” means one hundred percent (100%) of the Monthly average of the applicable Mont Belvieu OPIS Index price(s) received by SCM for each component of Plant Product. “Plant Shrinkage” means the decrease in Customer’s Gas volume as adjusted for heating content that results from the conversion of liquefiable hydrocarbons in the Gas into Plant Products utilizing the standards set forth in Article V of the General Terms and Conditions, and shall be based on the applicable Fixed Recovery Percentages. “PPI” means the Producer Price Index by Commodity for Final Demand: Finished Goods, Seasonally Adjusted (Series Id: WPSFD49207), as published by the United States Department of Labor, Bureau of Labor Statistics; provided, however, (i) if the Bureau of Labor Statistics ceases to publish such index, the PPI shall mean a comparable index selected by SCM and reasonably acceptable to Customer, and (ii) if the applicable governmental agency or other entity that publishes or issues such index changes the base year for such index or the manner in which such index is calculated, then determination of adjustments pursuant to this Agreement that are based on comparative values of such index shall be made using values for such index that are calculated using the same base year and the same methodology for each index value used in such comparison. “Primary Term” has the meaning set forth in Section 6.1 of the Agreement. “Prior Dedication” means any gathering or processing agreement or any commitment or arrangement (including any volume commitment) that would require or necessitate Dedicated Gas to be gathered on any gathering system or similar system other than the SCM GGP System or for Dedicated Gas to be processed anywhere other than at the Plant. “Processing Fee” has the meaning set forth in Section 3.1(d) of the Agreement. 6

Execution – Option Agreement “psia” means pounds per square inch absolute. “psig” means pounds per square inch gauge. “Qualified Institution” means the domestic office of a commercial bank or trust company that is not an Affiliate of either Party and that has assets of at least $10 billion and an investment-grade credit rating as established by Standard and Poor’s and Moody’s. “Receipt Points” means the furthest upstream flange on the SCM GGP System where Customer delivers Dedicated Gas to SCM and where SCM receives Customer’s Gas in accordance with the terms of this Agreement, which shall be described on Exhibit B following such agreement. The Parties shall update Exhibit B from time to time to reflect the addition of new Receipt Points. “Representatives” has the meaning set forth in Section 7.1(a) of the Agreement. “Residue Gas” means the total quantity of Customer’s Gas measured, received and accepted each Month at the Receipt Point, less Plant Shrinkage, Field FL&U and Plant FL&U. “Residue Gas Delivery Points” means those points of delivery for third party sales of Residue Gas set forth on Exhibit D-1, as the Parties may mutually agree to modify from time to time. “Residue Gas Price” means, with respect to any Month, the Monthly average of applicable “Midpoint” price of Gas, for such Day, in dollars per MMBtu, as reported in the applicable issue of Gas Daily (an S&P Global Platts publication), in the table entitled “Daily Price Survey ($/MMBtu),” in the section entitled “Southwest,” on the row entitled “Waha” (IGBAD21), less Customer’s pro-rata share of any transportation fees, retention of fuel or other fees incurred by SCM under arms-length transactions with un-Affiliated third parties to deliver Customer’s Residue Gas to its ultimate sales point at or near the Waha hub. “Residue Gas In-Kind Option” has the meaning set forth in Section 4.1(c) of the Agreement. “SCM” has the meaning set forth in the preamble of the Agreement. “SCM GGP System” means the pipelines, compressor stations, gas processing plant and related facilities owned by SCM, or any other pipelines and facilities that SCM uses in performing SCM’s gathering and processing obligations hereunder, including any expansions to those systems during the term of this Agreement. “SCM Indemnified Parties” means SCM, its successors and permitted assigns, and their respective Affiliates, subsidiaries, shareholders, managers, members, partners, officers, directors, employees, representatives, and agents. 7

Execution – Option Agreement “Services” has the meaning set forth in Section 1.1(b) of the Agreement. “Service Fees” has the meaning set forth in Section 3.1 of the Agreement. “Settled Gallons” means the quantity of Plant Products in Gallons recovered in Full Recovery Mode or Ethane Rejection Mode, as applicable, which shall be determined for each Plant Product component by multiplying (x) the Plant Inlet Volume, by (y) the GPM of such Plant Product component contained in the quantities of Customer’s Gas processed hereunder; by (z) the corresponding Fixed Recovery Percentage of such Plant Product. “Specifications” has the meaning set forth in Section 8.1 of the General Terms and Conditions. “Target RP In-Service Date” has the meaning set forth in Section 2.6(b) of the Agreement. “Taxes” means all gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Gas, or upon the services rendered herein, including gathering, transportation, handling, transmission, dehydration, compression, processing, treating, conditioning, distribution, sale, use, receipt, delivery or redelivery of Gas, including all of the foregoing now existing or in the future imposed or promulgated. “Term” has the meaning set forth in Section 6.1 of the Agreement. “T&F Deduction” means the amount Customer is charged for transportation, fractionation, and marketing deduction, which amount shall be twelve and one-half cents ($0.125) per Gallon of Plant Products, as adjusted as provided herein. “Treating Fuel Amount” has the meaning set forth in Section 3.2 of the Agreement. “Treating Shrinkage” means the decrease in Customer’s Gas volume attributable to the removal of CO2 and H2S in the treating of Customer’s Gas by SCM after the Receipt Points. “Wells” means any well operated by Customer or its Affiliates in which Gas produced therefrom has been dedicated to SCM under this Agreement, whether such well now exists or is hereafter drilled. 1.2 Other Definitional Provisions. In construing this Agreement, the following principles shall be followed: (a) Words that have a well-known technical, trade or industry meaning shall be given that meaning, unless it would conflict with an express provision of this Agreement, in which case the express provision of this Agreement shall control. The section headings in this Agreement have been inserted for the convenience of 8

Execution – Option Agreement the Parties and shall not define, limit or extend interpretation of the corresponding Section, Exhibit or this Agreement. (b) All references to a given agreement, instrument or other document shall be a reference to that agreement, instrument or other document as modified, amended, supplemented and restated through the date as of which such reference is made. (c) All references to any law include any amendment or modification thereof. (d) A reference to a Person includes its successors and permitted assigns. The singular shall include the plural and the masculine shall include the feminine, and vice versa. (e) No consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement, and interpretation of this Agreement shall not be construed against either Party. (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate. The plural shall be deemed to include the singular and vice versa, as applicable. ARTICLE II OPERATION OF THE SYSTEM 2.1 Curtailment. (a) SCM may, without liability for damages to Customer (but subject to Customer’s release rights hereunder and remedies under this Section 2.1), curtail or interrupt deliveries of Customer’s Dedicated Gas from time to time for (i) safe operation of the Facilities, (ii) events of Force Majeure, (iii) the inability of one or more non- Affiliated downstream carriers to receive Plant Products or Residue Gas, (iv) maintenance or repair to the Facilities with reasonable prior written notice delivered to Customer in accordance with Section 5.1 of the Agreement, or (v) the issuance of an order by a government authority. SCM shall have no liability of any kind to Customer or its Affiliates (but subject to Customer’s release rights hereunder and remedies under this Section 2.1) for any curtailment or interruption of service as provided in this Section 2.1 (each, a “Permitted Curtailment”). SCM shall give Customer at least thirty (30) Days’ advance written notice, except in case of emergency, of its intention to interrupt operations and of the estimated time thereof. (b) For the purposes of services provided by SCM under this Agreement and the curtailment thereof by and on the Facilities, SCM shall offer only two levels of service with dedicated capacity: (1) that level of service that has the highest priority call on capacity of all or any relevant portion of the Facilities (“Level Two Service”), and (2) the service level curtailed prior to Level Two Service (“Level One Service”). The Parties acknowledge that (i) Customer’s volumes of 9

Execution – Option Agreement Dedicated Gas delivered to the Receipt Points are subject to Level Two Service and Customer’s volumes of Non-Dedicated Gas delivered to the Receipt Points are subject to interruptible service, and (ii) all Gas delivered on an interruptible basis is subject to interruption or curtailment at any time, and SCM is contractually entitled to interrupt its performance with respect to any such Gas for any reason and in SCM’s sole discretion. In the event of a Permitted Curtailment or any other curtailment that occurs on the Facilities, SCM shall curtail capacity on the Facilities in accordance with the following: (i) interruptible capacity shall be curtailed in its entirety prior to Level One Service and Level Two Service; (ii) after curtailing interruptible volumes in their entirety, Level One Service shall be curtailed in its entirety prior to curtailing Level Two Service and all capacity at Level One Service shall be curtailed pro rata in accordance with the average, actual quantities of Gas delivered to the Facilities subject to such curtailment during the thirty (30) Days immediately prior to such curtailment; and (iii) all capacity at Level Two Service shall be curtailed pro rata in accordance with the average, actual quantities of Gas delivered to the Facilities subject to such curtailment during the thirty (30) Days immediately prior to such curtailment. To protect Customer’s Level Two Service rights hereunder, SCM agrees that SCM’s total Level Two Service commitments under all contracts with all producers and customers shall not exceed the total capacity of the Facilities. SCM warrants and represents to Customer that Customer’s Priority Two Service is the highest level of service on the Facilities. SCM agrees that during the term of this Agreement, SCM shall neither create a higher level than Priority Two Service nor contract for Priority Two Service gathering and processing in excess of the total capacity of the Facilities during the term of this Agreement. (c) Notwithstanding anything to the contrary set forth herein, if at any time during the Term, SCM suspends, curtails, is unable or fails to receive all volumes of Dedicated Gas hereunder, for more than twenty-four (24) consecutive hours for any reason, including an event of Force Majeure, the affected Well(s) (including the volumes of Gas associated therewith) delivering to the affected Receipt Point(s) where all such volumes of Dedicated Gas are not received shall automatically be temporarily released from this Agreement. This temporary release shall cease, and Customer shall resume deliveries of such temporarily released Dedicated Gas, as soon as Customer, exercising commercially reasonable efforts, can terminate all alternative gathering and/or marketing arrangements without penalty, but in no event later than the first Day of the Month commencing after the passage of ninety (90) Days after SCM has provided Customer written notice that SCM is ready, willing and able to resume receiving the affected volumes of Dedicated Gas. (d) Notwithstanding anything to the contrary set forth herein, if at any time during the Term, SCM suspends, curtails, is unable or fails to receive all volumes of Dedicated Gas (i) for any reason other than an event of Force Majeure, for one hundred twenty (120) consecutive Days or one hundred twenty (120) or more cumulative Days during any consecutive one hundred eighty (180) Day period following the Commencement Date, or (ii) as a result of an event of Force 10

Execution – Option Agreement Majeure, for two hundred seventy (270) consecutive Days or two hundred seventy (270) Days or more cumulative Days during any consecutive three hundred sixty- five (365) Day period following the Effective Date, then Customer shall have the right, immediately following such period, to request and receive a permanent release from SCM of the affected Well(s) and Lease(s) delivering to the affected Receipt Point(s) where all such volumes of Dedicated Gas are not received (including the volumes of Gas associated therewith). (e) Notwithstanding anything to the contrary set forth herein, without limiting any other remedies available to Customer, including temporary or permanent releases, in the event that receipts of Dedicated Gas are curtailed in whole or part or Services hereunder are curtailed for any reason other than a Permitted Curtailment (including as a result of SCM’s failure to maintain pressures pursuant to Article IX), for a period of at least sixty (60) consecutive Days or for sixty (60) Days out of a consecutive one hundred twenty (120) Day period, then for a period equal to one times the number of Days of curtailment, the Service Fee(s) payable by Customer shall be reduced by 50% at the affected Receipt Point(s). (f) Notwithstanding anything to the contrary set forth herein, without limiting any other remedies available to Customer, including temporary or permanent releases, commencing on the first Day of the first Month after Effective Date, in the event that during any six (6) Month period, the downtime period (excluding any downtime attributable to Force Majeure or emergency conditions existing on the Facilities) for all or any portion of Facilities when receipts of Dedicated Gas are curtailed in whole or part or Services hereunder are curtailed during such six (6) Month period is in excess of six and one-half percent (6.5%), then the Service Fee(s) payable by Customer shall be reduced by 50% for the three (3) Month period immediately following such six (6) Month period. 2.2 Identity of Gas. Customer recognizes Customer’s Gas in SCM’s custody may be commingled with third party Gas and that no segregated services are provided, hereunder provided, however, any such commingling of the Customer’s Gas shall not adversely affect the quality of such Customer’s Gas or merchantability of such Customer’s Gas, or limit or reduce SCM’s redelivery obligations hereunder with respect to such Customer’s Gas. 2.3 Operation of Facilities. (a) Except as otherwise expressly provided in this Agreement, SCM shall, at its sole risk, cost and expense, design, construct, maintain and operate SCM’s Facilities, including any and all facilities required to connect each Well to SCM’s Facilities at the Receipt Point(s), as necessary to perform the Services and all its obligations under this Agreement in a good and workmanlike manner in accordance with standards customary in the industry. SCM will design and shall expand, and may add or remove components of SCM’s Facilities, as it determines to be best in its 11

Execution – Option Agreement capacity as a prudent operator, provided that such design and structure are consistent with the full performance of SCM’s obligations and Services hereunder (b) SCM shall at all times be entitled to full and complete operational control of the Facilities, to the extent consistent with SCM’s obligations under this Agreement. SCM shall at all times be entitled to manage, operate and reconfigure the Facilities in its commercially reasonable discretion, to the extent consistent with SCM’s obligations under this Agreement. (c) SCM reserves the right to own, retain, and have the sole right to the proceeds from any sale of all Inferior Liquids and Inert Constituents collected in the Facilities downstream of any Receipt Points, and shall be responsible for paying all costs and expenses with respect to handling and disposing of the same. 2.4 Rights of Way. (a) SCM is responsible, at its sole cost, for the acquisition of rights-of-way, crossing permits, use agreements, licenses, access agreements, leases, fee parcels, and other rights in land necessary to construct, install, own, and operate the Facilities and perform the services contemplated hereunder. (b) Notwithstanding the foregoing, upon SCM’s written request, to the extent that Customer is legally and contractually entitled to do so without the incurrence of cost or expense, Customer shall grant to SCM for purposes of constructing, owning, operating, repairing, replacing and maintaining any portion of the SCM GGP System, a non-exclusive license and right-of-use (including, without limitation, such license or right-of-use encompassed in Customer’s or its Affiliates’ oil and gas leases or other agreements with third parties) over, across and under Customer’s or its Affiliates, Leases as are reasonably necessary for such purposes. Customer shall have no obligation to execute any easements, rights-of-way, and/or other conveyances of real property in connection with the foregoing license and right-of-use. All facilities and other equipment acquired, placed, or installed by SCM for the purposes of this Agreement pursuant to the provisions of this Section 2.4(b), will remain the property of SCM. In the event Customer identifies any issue with such SCM’s facilities on Customer’s or its Affiliates’ Leases, Customer will notify SCM of such issue and SCM and Customer will work collaboratively to remedy the same. SCM shall be responsible for and release, defend, indemnify, and hold the Customer Indemnified Parties harmless from and against any and all Claims and Losses, arising from or relating to SCM’s use of, or operations on, any such non-exclusive license and right-of-use granted by Customer, except to the extent such Claims or Losses are caused by or attributable to the negligence, gross negligence or willful misconduct of any of the Customer Indemnified Parties. Customer shall be responsible for and release, defend, indemnify, and hold the SCM Indemnified Parties harmless from and against any and all Claims and Losses, arising from or relating to Customer’s use of, or operations on, any fee lands, easements, right-of- way, or similar surface access rights owned or maintained by SCM, except to the 12

Execution – Option Agreement extent such Claims or Losses are caused by or attributable to the negligence, gross negligence or willful misconduct of any of the SCM Indemnified Parties. ARTICLE III TAXES 3.1 General. Except with respect to any Taxes assessed against SCM based on the services provided by SCM under this Agreement or SCM’s income, revenues, gross receipts or net worth (including any gas utility Taxes), Customer shall pay and be responsible for all Taxes levied against or with respect to the Customer’s Gas (including all constituents and products thereof) delivered or services provided under this Agreement (excluding all income taxes, franchise Taxes, ad valorem Taxes, and property Taxes of SCM, or other similar Taxes, fees, or assessments imposed by any governmental authority with respect to the Facilities and ownership and operation thereof, the payment of such Taxes being the sole responsibility of SCM). SCM shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Customer by any duly constituted jurisdictional agency having authority to impose such obligations on SCM, including the Texas Comptroller, in which event the amount of such Taxes remitted on Customer’s behalf shall be (i) reimbursed by Customer upon receipt of invoice, with corresponding documentation from SCM setting forth such payments, or (ii) deducted from amounts otherwise due Customer under this Agreement. 3.2 Royalties and Taxes. As between SCM and Customer, Customer shall at all times have the obligation to account for and pay or cause to be paid all royalties, overriding royalties, Taxes levied against or with respect to Customer’s Gas and other sums due on production and to make settlement with all other Persons having an interest in Customer’s Gas delivered to SCM hereunder. CUSTOMER SHALL INDEMNIFY, DEFEND AND HOLD SCM INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST ALL LOSSES INCURRED BY THE SCM INDEMNIFIED PARTIES ARISING OUT OF OR RELATED TO ANY ROYALTIES, TAXES, PAYMENTS, OR OTHER CHARGES ATTRIBUTABLE TO GAS DELIVERED TO SCM HEREUNDER. ARTICLE IV TITLE AND CUSTODY TRANSFER AND RESPONSIBILITY 4.1 Title, Custody and Risk of Loss. (a) Customer shall have and retain title, custody and risk of loss to all Customer’s Gas and any hydrocarbons attributable thereto, including Plant Products and Residue Gas, upstream of the Receipt Points. SCM shall take title, custody and risk of loss to all such Customer’s Gas and any hydrocarbons attributable thereto, including Plant Products and Residue Gas, at and downstream of the applicable Receipt Points, subject to Customer’s Residue Gas In-Kind Option. To the extent that Customer elects its Residue Gas In-Kind Option, Customer shall retain title to Customer’s Residue Gas and be deemed to be in care, custody and control of 13

Execution – Option Agreement Residue Gas from and after SCM’s redelivery of such Residue Gas at the Residue Gas Delivery Points. 4.2 Indemnity. AS BETWEEN CUSTOMER AND SCM, CUSTOMER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS THE SCM INDEMNIFIED PARTIES FROM AND AGAINST ALL LOSSES RELATING TO OR ARISING OUT OF (I) THE OPERATIONS OF CUSTOMER, AND (II) THE HANDLING OR DELIVERY OF GAS, RESIDUE GAS AND PLANT PRODUCTS WHILE SUCH GAS IS IN THE CUSTODY AND CONTROL OF CUSTOMER. SUBJECT TO THE TERMS OF THIS AGREEMENT, SCM SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS THE CUSTOMER INDEMNIFIED PARTIES FROM AND AGAINST ALL LOSSES RELATING TO OR ARISING OUT OF (I) THE OPERATIONS OF SCM, AND (II) THE HANDLING OR DELIVERY OF GAS, RESIDUE GAS AND PLANT PRODUCTS WHILE SAME IS IN THE CUSTODY AND CONTROL OF SCM. NOTWITHSTANDING THE FOREGOING, NO PARTY SHALL BE OBLIGATED TO RELEASE, INDEMNIFY, DEFEND OR HOLD THE OTHER PARTY HARMLESS FROM AND AGAINST LOSSES TO THE EXTENT SUCH LOSSES RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE OTHER PARTY. ARTICLE V MEASUREMENT 5.1 Unit of Volume. The unit of volume for measurement of Gas for all purposes shall be one Cubic Foot of Gas at Base Conditions. Where measurement is by orifice meter, all fundamental constants, observations, records and procedures involved in the determination and/or verification of the quantity and other characteristics of Gas delivered hereunder shall be made according to the latest revision of ANSI/API 2530-92 Chapter 14.3, Part 1-4 (AGA Report No. 3), with any revisions, amendments or supplements as may be acceptable to SCM, unless otherwise specified herein. Measurement by ultrasonic meter shall be in accordance with the latest edition of A.G.A. Report No. 9. Where measurement is by other than orifice or ultrasonic meters, standards commonly acceptable in the natural gas industry shall be used in the determination of all factors involved in the computation of Gas volumes. 5.2 Adjustment for Supercompressibility. Adjustment to measured Gas volumes for the effects of supercompressibility shall be made according to accepted AGA standards. Equations for the calculation of supercompressibility will be taken from the latest revision of AGA Report No. 8, Compressibility for Natural Gas and Other Hydrocarbon Gases. 5.3 Determination of Heating Value, Gas Composition and GPM. The Gross Heating Value and Gas composition of the Gas and the GPM of the liquefiable hydrocarbon components shall be determined by the use of a chromatograph or a continuous Gas sampler. The arithmetical average of the hourly Gross Heating Value, Gas composition and GPM, if applicable, recorded by a recording instrument during periods of flow each Day shall be considered as the Gross Heating Value, Gas composition and GPM of the Gas delivered 14

Execution – Option Agreement hereunder during such Day. In the event Gas samples are taken or a continuous Gas sampler is installed, the samples shall be run on a chromatograph at another location. The result of a sample shall be applied to Gas deliveries on the first Day of the Month the sample is removed and for all succeeding Months until a new sample is taken. All Gross Heating Value determinations made with a chromatograph shall use physical Gas constants for Gas compounds as outlined in the latest revision of GPA 2145 or revisions to related reports to which the Parties may mutually agree. Gross Heating Value shall be determined to the nearest whole Btu dry basis at Base Conditions according to GPA Standard 2172. ARTICLE VI MEASURING EQUIPMENT AND TESTING 6.1 Equipment. (a) SCM shall, at its expense, operate, and maintain, or cause to be operated and maintained, in accurate working order, the meters, instruments and equipment of standard type necessary to measure the Gas to be delivered and redelivered hereunder. The metering and other equipment installed, together with any buildings erected for such equipment, shall be and remain the property of SCM. (b) As specified by SCM, all measuring stations provided hereunder shall be equipped with orifice meter runs, orifice meter gauges, recording gauges or other types of meter or meters of standard make and design commonly accepted in the natural gas industry in order to accurately measure the Gas delivered hereunder. A computer, transducers and other associated sensing devices may be installed to accurately measure the Gas delivered hereunder in accordance with A.G.A. Report Nos. 3, 5, 6, 7 and 9, as appropriate, in lieu of mechanical devices with charts. If a computer and associated devices are installed, the values for Gross Heating Value and, specific gravity may be entered either manually (but not more frequently than once per Month) or as real time data if such data is available. Values for the Gas composition, including carbon dioxide and nitrogen used in supercompressibility correction determinations shall be entered as real time data if such data is available or shall be entered manually at intervals mutually agreed upon, but at least once each Month. (c) Gas quality samples shall be taken as may be reasonably required by SCM in its sole discretion. 6.2 Calibration and Tests of Meters. SCM shall calibrate chromatographs, if used, at least once each Month against a standard Gas sample. All meters and other measuring equipment shall be calibrated and adjusted by SCM as deemed necessary. Customer may, at its option, be present for such calibration and adjustment. SCM shall give Customer notice of the time of all tests sufficiently in advance of conducting same so that the Parties may conveniently have their representatives present. Following any test, any measuring equipment found to be inaccurate to any degree shall be adjusted immediately to measure accurately. Each Party shall have the right, at any time, to 15

Execution – Option Agreement challenge the accuracy of any measuring equipment used hereunder and may request additional tests. If, upon testing, the challenged equipment is found to be in error, then it shall be repaired and calibrated. The cost of any such special testing, repair and calibration shall be borne by the requesting Party if the percentage of inaccuracy is found to be two percent (2%) or less. Otherwise, the cost shall be borne by SCM. 6.3 Access to Meters and Records. Customer shall have access at all reasonable times to the measuring equipment and all other instruments used by SCM in determining the measurement and quality of the Gas delivered hereunder, but the reading, calibrating, and adjusting thereof shall be done only by employees, agents or representatives of SCM. SCM shall keep on file copies of original records for a period of two (2) years for mutual use of SCM and Customer and for such longer period as any dispute may be pending between the Parties. Upon request, SCM shall submit to Customer copies of original records from such equipment, subject to return by the Party within sixty (60) Days after receipt thereof. 6.4 Correction of Metering Errors. If, upon any test, the measuring equipment, in the aggregate for any measurement facility, is found to be inaccurate by more than two percent (2%), registration thereof and any payments based upon such registration shall be corrected at the rate of such inaccuracy for any period of inaccuracy that is definitely known or agreed upon; provided, however, if such period is not definitely known or agreed upon, then such registration and payment shall be corrected for a period extending back one-half (1/2) of the time elapsed since the last Day of calibration. 6.5 Low Volume Meter Fee. A fee every Month of two hundred fifty dollars ($250.00) will be assessed by SCM for each Receipt Point meter that flows, on average, less than 2500 Mcf per Day for the prior Month, unless otherwise agreed by the Parties in writing (“Low Volume Meter Fee”). 6.6 Failure of Meters. If, for any reason, the measuring equipment is out of service or out of repair so that the quantity of Gas delivered hereunder through such measuring equipment cannot be ascertained or computed from the readings thereof, the quantity of Gas so delivered during the period such equipment is out of service or out of repair shall be estimated and agreed upon by SCM and Customer upon the basis of the best available data, using the first of the following methods that is feasible: (a) By using the registration of any duplicate measuring equipment installed by SCM, if installed and registering correctly; (b) By using the registration of any check measuring equipment of Customer, if installed and registering accurately; 16

Execution – Option Agreement (c) By correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculation; or (d) By estimating the quantity of deliveries by using the volumes delivered under similar conditions during preceding periods when the measuring equipment was registering accurately. Customer may install, maintain, and operate at their own expense, at or near the Receipt Points or Residue Gas Delivery Points, such check measuring equipment as desired; provided, however, that such equipment shall be installed so as not to interfere with the operation of any other measuring equipment. SCM shall have access to such check measuring equipment at all reasonable times, but the reading, calibration and adjusting thereof and the changing of charts shall be done only by Customer. 6.7 Modifications to Measurement Procedures. SCM reserves the right to modify the measurement procedures from time to time in order to conform with the general measurement procedures prevailing for the SCM GGP System and/or to remove any inequities which may be found to exist, and it is agreed that any such other method adopted will be applicable to this Agreement; provided, however: (a) SCM shall give Customer at least thirty (30) Days written notice prior to any change or modification to such measurement procedures; and (b) Any change or modification to such measurement procedures shall be consistently applied to all customers. 6.8 Measurement Disputes. Any measurement dispute, controversy, or claim arising out of or in connection with this Article VI, which the Parties are unable to resolve within 90-Days following the resolution methods in this Article VI, shall be referred to and determined by a mutually agreeable measurement expert (the “Measurement Expert”), as the sole and exclusive remedy of the Parties as to the measurement dispute. The decision of the Measurement Expert shall be final and binding upon the Parties. The cost of any such Measurement Expert shall be borne by the Party against whom such dispute is decided by the Measurement Expert. ARTICLE VII TAKE-IN-KIND SCHEDULING; NOMINATION; IMBALANCES In the event Customer elects to take its Residue Gas, Customer will be responsible for nominations (including nomination adjustments) required each Month to the applicable Residue Gas Delivery Point(s). The scheduling, nomination and imbalance procedures applicable if Customer elects to take its Residue Gas in kind are set forth in Exhibit F. ARTICLE VIII GAS QUALITY 17

Execution – Option Agreement 8.1 Specifications. Customer shall cause to be delivered at the Receipt Points merchantable pipeline quality Gas that conforms to the more stringent of (a) the following quality specifications, subject to modification by SCM in its sole discretion or (b) the downstream pipeline specifications as modified from time to time (the “Specifications”). (a) The Gas shall not contain any oxygen (O2); (b) The Gas shall not contain in excess of two percent (2.0%) by volume of carbon dioxide (CO2); (c) The Gas shall not contain in excess of two percent (2.0%) by volume of nitrogen (N2); (d) The Gas shall not contain in excess of three percent (3.0%) by volume of total inerts; (e) The Gas shall not exceed one-quarter (1/4) grain of hydrogen sulfide per 100 Cubic Feet of Gas; (f) The Gas shall not exceed one-quarter (1/4) grain of mercaptan sulfur per 100 Cubic Feet of Gas; (g) The Dedicated Gas shall not exceed five (5) grains of total sulfur per 100 Cubic Feet of Gas; (h) The Gas shall be free of condensed water and other objectionable liquids at the temperature and pressure at which the Dedicated Gas is delivered to SCM at the Receipt Points; (i) The Gas shall have a Gross Heating Value that is no less than one thousand two hundred (1200) Btu per Cubic Foot of Gas; and (j) The Gas shall have a maximum temperature of one hundred twenty degrees Fahrenheit (120° F). 8.2 Failure to Meet Specifications; Blending and Conditioning. (a) If any of Customer’s Gas fails to meet any of the Specifications, SCM shall have the right to refuse to receive such Gas or waive such failure and to continue to receive such Gas. If SCM refuses to receive such Gas and if Customer does not elect to treat the Gas so as to cause the same to meet the Specifications, or if SCM is unable to blend the Gas pursuant to Section 8.2(b) hereunder, then Customer shall stop the delivery of the Gas that fails to meet the Specifications. Customer’s failure to conform to such Gas qualities (and SCM’s refusal to take Gas that does not meet any of the Specifications) does not relieve Customer of any obligations hereunder. Acceptance by SCM of Customer’s Gas that does not conform to 18

Execution – Option Agreement applicable quality specifications shall not constitute a waiver thereof by SCM in regard to such Gas delivered under this Agreement in the future. To the extent that SCM refuses to accept non-conforming Gas that fails to meet the Specifications set forth above in Sections 8.1(b) and/or 8.1(e), but otherwise meets all other Specifications, such non-conforming Gas shall be temporarily released from the Dedication of this Agreement until received by SCM hereunder. (b) If Customer’s Gas delivered at the Receipt Points should fail to meet any one or more of the Specifications set forth in Section 8.1 above, then SCM shall use commercially reasonable efforts to blend and commingle Customer’s Gas with other Gas delivered to the Plant for processing to the extent reasonably practicable, and without any additional payment from Customer, so that the average Gas composition at the Plant meets the applicable Specification(s), provided that SCM shall not be required to blend or commingle such Gas to the extent that SCM determines, in SCM’s sole but good faith discretion, that the blending or commingling of such Gas is reasonably likely to (i) adversely affect (x) the safety, integrity or operation of the gathering system, any trunk line(s) connecting to the Plant for purposes of transporting Customer’s Gas, or the Plant itself, (y) the delivery of Residue Gas to the Residue Gas Delivery Point(s) or Plant Products to the Plant Products Delivery Point(s), or (z) the Gas of one or more third parties; or (ii) otherwise result in economic harm to one or more third parties using the gathering system, any trunk lines or the Plant itself. (c) Customer shall defend, indemnify and hold the SCM Indemnified Parties harmless from and against all Losses arising out of, resulting from or caused by the delivery of Gas which does not conform to the Specifications unless SCM has agreed in writing to accept Customer’s Gas that fails to meet any of the Specifications and expressly waives its claims for damages resulting therefrom. The provisions of this Section 8.2(c) will not apply if SCM knowingly accepts Customer’s non-conforming Gas, or if SCM continues to accept such non- conforming Gas after a thirty (30) Day period following the commencement of deliveries of such non-conforming gas. Notwithstanding anything to the contrary set forth herein, in the event that SCM either knowingly accepts such non- conforming Gas or continues to accept such non-conforming gas for thirty (30) Days following the commencement of deliveries of such non-conforming gas, Customer shall not be liable for any Losses or other damages caused by or resulting from such non-conforming Gas, and SCM hereby waives its claims against Customer with respect to any such Losses or damages. (d) If Customer delivers Gas to SCM at the Receipt Points that meets the Specifications of this Agreement, or with respect to non-conforming Gas that SCM accepts for which it has waived Claims pursuant to Section 8.2(c), then SCM shall redeliver Gas and Plant Products that meets the most restrictive quality specifications required from time to time at the Residue Gas Delivery Points or Plant Product Delivery Points by SCM’s downstream transporters. 8.3 Hazardous Substances. 19

Execution – Option Agreement Customer’s Gas shall not contain any substance that is determined to be a contaminant or a hazardous waste or substance under the Resource Conservation and Recovery Act, 42 U.S.C. Section 1857, et seq., as amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., as amended from time to time, and the regulations issued thereunder, including 40 C.F.R. Parts 302 and 355, together with any other applicable environmental, health, or safety statutes (other than hydrocarbons and/or the natural constituent elements thereof). ARTICLE IX PRESSURE Customer shall deliver, or cause to be delivered, to SCM the Gas to be gathered and/or processed at the line pressures existing in the SCM GGP System as such pressure may exist from time to time at the Receipt Point(s), but not in excess of the MAOP. Customer shall install, operate, and maintain, at their sole expense, such pressure regulating devices as may be necessary to regulate the pressure of gas prior to delivery to SCM so as not to exceed the MAOP upstream of the Receipt Point. If a Customer fails to regulate such pressure at any time during the term of this Agreement, then SCM may install shut-in or other pressure relieving devices at the Receipt Point(s) upstream of the measurement device. SCM shall maintain, under normal operating conditions, all Low Pressure Receipt Point pressures at approximately 100 psig, and all High Pressure Receipt Points pressures at approximately 1100 psig. Notwithstanding anything to the contrary set forth in this Article IX, other than in the event of a Permitted Curtailment, (i) in no event shall Customer be required to deliver Gas hereunder at a pressure exceeding 100 psig at the Low Pressure Receipt Points and 1100 psig at the High Pressure Receipt Points, and (ii) if the average operating pressure of the SCM GGP System for any Month at any Low Pressure Receipt Point exceeds 100 psig or at High Pressure Receipt Point exceeds 1100 psig, then those volumes of the affected Customer’s Gas shall be subject to Customer’s rights under Section 2.1(c). Additionally, if, other than in the event of a Permitted Curtailment, the average operating pressure of the SCM GGP System at any Low Pressure Receipt Point exceeds 100 psig or at High Pressure Receipt Point exceeds 1100 psig for a period of at least sixty (60) consecutive Days or for sixty (60) Days out of a consecutive one hundred twenty (120) Day period, then at Customer’s option and upon written notice to SCM, Customer shall be granted a permanent release from Dedication to this Agreement of such Receipt Point(s), the affected Leases and all existing and future wells behind such Receipt Point(s), and all of such Customer’s Gas produced or producible therefrom. For purposes of this Article IX, the Parties acknowledge and agree that any deviation in pressure levels that are of no fault of Customer and that average in excess of the levels prescribed in the foregoing sentence over a measurement Day shall be deemed to be a deviation lasting for a period of one (1) Day. ARTICLE X ACCOUNTING 10.1 Payment. 20

Execution – Option Agreement SCM shall render to Customer, on or before the last Business Day of each Month, a statement setting forth the amount due hereunder, the total quantity in Mcf and Btu content of Gas received during the preceding Month at the Receipt Points, the net value for Plant Products and Residue Gas attributable to Customer’s Gas and the amount of Service Fees and other charges payable to SCM for the preceding Month. SCM shall pay Customer in accordance with such statement on or before the first (1st) Business Day of the next Month. If the net amount is due SCM, Customer shall pay SCM within thirty (30) Days after Customer’s receipt of such statement. SCM shall preserve all original data in possession utilized by SCM in preparing the statement for a period of two (2) years from the date of such statement. SCM shall render to Customer a statement for any other fees or amounts payable by Customer that are not Monthly fees within sixty (60) Days after such fees or amounts are incurred by SCM and Customer shall pay SCM in accordance with such statement on or before thirty (30) Days after Customer’s receipt of such statement. Either Party shall be entitled to withhold any amounts otherwise payable to the other Party under any statement (and either Party shall not exercise any right of set off with respect thereto) which the Party disputes in good faith upon written notice to the other Party detailing the nature of the dispute. Any withheld amounts shall be promptly paid by the Party to the other Party upon any substantiation or other determination that such amounts are properly payable to the other Party. 10.2 Information. Upon receipt of a written request by SCM, Customer will furnish to SCM copies of any and all forms filed by Customer and/or its operators with any state or federal regulatory agency covering Gas subject to this Agreement. Additionally, SCM and Customer shall each preserve all records applicable to this Agreement, including all test and measurement data and charts, for a period of at least twenty four (24) Months following the end of each calendar year, or such longer periods as shall be required under law or regulation or during the pendency of any dispute. 10.3 Audits. Either Party, upon notice in writing to the other Party, may during normal business hours audit the accounts and records relating to any invoice under this Agreement within the twenty four (24) Month period following the end of the calendar year in which an invoice was rendered; provided, however, that the auditing Party must make a claim in writing upon the other Party for all discrepancies disclosed by said audit within said twenty four (24) Months. Any audit shall be conducted by the auditing Party or its Representative at the auditing Party’s expense. Any invoices or settlement statements shall be final as to all Parties unless questioned within said twenty four (24) Months. 10.4 Certain Pricing. If any periodical or publication used to determine any payment under this Agreement does not report a price under the relevant subheading for the relevant Day or Month or such periodical or the reporting of any such index is discontinued, the Parties will immediately and in good faith enter into negotiations to select a replacement index or other pricing methodology 21

Execution – Option Agreement reflecting equivalent market prices, such replacement index or other pricing methodology to be effective as of the date the prior index or trade publication ceased. 10.5 Setoff. Each Party reserves to itself all rights, setoffs, counterclaims, and other remedies and defenses that such Party has or may be entitled to arising from or out of this Agreement. Upon the occurrence of an uncured material default by a Party under this Agreement following written notice of such default to the defaulting Party and the expiration of the cure period under this Agreement applicable thereto, all outstanding transactions between the Parties and the obligations to make payment in connection therewith, whether arising under this Agreement or any other agreement between the Parties, may be offset against each other, set off, or recouped therefrom upon notice to the defaulting Party detailing the amounts set off and the obligations for which such setoff has occurred. 10.6 Adequate Assurances. When reasonable grounds for insecurity of payment or performance arise with respect to a Party (the “Impaired Party”), including, without limitation, as a result of the occurrence of a material change in the creditworthiness of the Impaired Party or the Impaired Party’s failure to timely pay any amounts due hereunder other than amounts subject to a good-faith dispute, the other Party (the “Insecure Party”) may demand adequate assurance of performance, and in the absence of the provision of such assurance from the Impaired Party within three (3) Business Days of request, suspend further performance and/or exercise its rights under Section 6.2 of this Agreement, including the right to terminate this Agreement. Adequate assurance shall mean security in the form, amount and for the term reasonably specified by the Insecure Party, including, but not limited to, a standby irrevocable letter of credit issued by a Qualified Institution, a prepayment or a guarantee by an entity deemed creditworthy at the sole discretion of the Insecure Party, advance cash payment or other satisfactory security reasonably acceptable to the Insecure Party. ARTICLE XI WARRANTY AND INDEMNIFICATION 11.1 Warranty of Title; Indemnity. (a) Customer warrants that it will have, at the time of its delivery of Gas at the Receipt Points, control of and good title to and/or the full right and authority to deliver such Gas and any liquefiable hydrocarbons therein to SCM for gathering and processing hereunder. Customer warrants that the Gas delivered to SCM hereunder shall be free and clear of all liens, encumbrances, and claims whatsoever (other than with respect to any lien held by any lender under any credit facility for borrowed money of Customer or its Affiliates), and that it will have at such time of delivery good right and title to the Gas or the right to gather such Gas hereunder. If any claim is made challenging a Customer’s right to deliver such Gas to SCM, SCM has the right to suspend receipt or deliveries of 22

Execution – Option Agreement such challenged Gas hereunder until such issue is finally resolved to the reasonable satisfaction of SCM. (b) Customer shall indemnify, defend and hold the SCM Indemnified Parties harmless from and against all Losses incurred by the SCM Indemnified Parties arising out of or related to any breach of the foregoing title warranty, including any adverse claims pertaining to Gas delivered hereunder. (c) SCM represents and warrants that Customer’s Gas from the time of receipt hereunder at the Receipts Point(s) until the time of redelivery of Customer’s Residue Gas at the Residue Gas Delivery Point(s) (to the extent that Customer has elected to take in-kind) or the time of purchase by SCM of Customer’s Residue Gas and Plant Products, shall be free and clear of all liens, encumbrances and claims arising by, through or under SCM, and SCM agrees to indemnify, defend and hold the Customer Indemnified Parties harmless from and against any and all Losses to the extent incurred by Customer on account of any such liens, encumbrances and claims arising by, through or under SCM. 11.2 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY (OR ANY CUSTOMER INDEMNIFIED PARTY OR SCM INDEMNIFIED PARTY) BE LIABLE TO THE OTHER PARTY (OR ANY CUSTOMER INDEMNIFIED PARTY OR SCM INDEMNIFIED PARTY, AS THE CASE MAY BE), ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY EXEMPLARY OR PUNITIVE DAMAGES OR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING LOSS OF USE, LOST PROFITS OR REVENUES, OR COST OF CAPITAL, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY BREACH THEREOF, IRRESPECTIVE OF WHETHER CLAIMS FOR SUCH DAMAGES ARE BASED UPON CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE; PROVIDED, HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING AN OBLIGATION OF A PARTY HEREUNDER TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY UNAFFILIATED THIRD PARTIES, INCLUDING BUT NOT LIMITED TO THIRD PARTY CLAIMS FOR EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. . ARTICLE XII FORCE MAJEURE 12.1 Definition. Subject to the other provisions of this Agreement, if either Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than to make payments when due hereunder, it is agreed that, on such Party’s giving notice of such Force Majeure to the other Party within a reasonable time after the occurrence of the cause relied on, the obligations of the Party giving such notice, so far as they are affected by Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch, if economically 23

Execution – Option Agreement justifiable. The term “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God, acts of Governmental Authorities, compliance with rules, regulations or orders of any governmental authority, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terrorism, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, extreme cold, storms, hurricanes, floods, or other adverse weather conditions, washouts, arrests and restraint of rulers and people, civil disturbances, explosions, breakage or accident to machinery, equipment or pipelines, freezing of wells, pipelines or equipment, requisitions, directives, diversions, embargoes, priorities or expropriations of government or Governmental Authorities, legal or de facto, whether purporting to act under some constitution, decree, law or otherwise, failure of pipelines or other gatherers to gather or furnish facilities for transportation, failures, disruptions, or breakdowns of machinery or of facilities for production, manufacture, transportation, distribution, processing or consumption (including, but not by way of limitation, the SCM GGP System), allocation or curtailment by third parties of downstream capacity, inability to secure or delays in securing permits from Governmental Authorities, transportation embargoes or failures or delays in transportation or poor road conditions, partial or entire failure of Gas supply and downstream pipeline market constraints. “Force Majeure” shall expressly exclude (i) delays in permitting that are not extraordinary or unusual for the Dedicated Area and the development of the Permian Basin and other relevant basins, or (ii) any matters within the reasonable control of SCM (such as easement, right-of-way, fee land and surface right acquisition, the availability of labor, materials and supplies, and other similar matters). Further, notwithstanding anything to the contrary set forth in this Agreement, none of the following shall, under any circumstance, constitute a Force Majeure event: (i) the lack of financial resources, or the inability of a Party to secure funds or make payments as required by this Agreement absent the other Party’s breach of this Agreement which has a material adverse effect on such Party; (ii) adverse market, financial or other economic conditions including changes in market conditions that either directly or indirectly affect the demand for or price of Gas or Plant Products; or (iii) availability of more attractive markets or gathering, transportation or processing services for Gas or Plant Products. 12.2 Strikes and Lockouts. The settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of an opposing Party when such course is inadvisable in the discretion of the Party having the difficulty. ARTICLE XIII SUCCESSORS AND ASSIGNS 13.1 Successors and Assigns. All the terms and conditions of this Agreement shall extend to and be binding upon the respective successors and assigns of the Parties. 13.2 Assignments. 24

Execution – Option Agreement The Parties have entered into this Agreement in anticipation of continued performance hereunder, and, accordingly, the rights and obligations of a Party hereunder shall not be assigned without the prior written consent of SCM or Customer, as applicable, which shall not be unreasonably withheld, conditioned, denied or delayed. Notwithstanding the above, (i) the Parties shall have the right to assign this Agreement to a purchaser or other successor of substantially all of the assets involved provided that the purchaser or other successor assumes in writing the obligations of the assigning Party, and (ii) Customer may only assign its rights and obligations hereunder to a Person acquiring all or any of the Leases, Wells, and Dedicated Gas that Customer or its Affiliates own in the Dedicated Area. Without the consent of the other Party hereto, either Party hereto may assign its rights hereunder to its Affiliate, provided that the assigning party shall remain liable for its obligations hereunder. Nothing in this Section 13.2 shall in any way prevent either Party from pledging or mortgaging its rights hereunder as security for indebtedness. Further and notwithstanding anything in this Section 13.2 to the contrary, Customer may assign its rights and obligations under this Agreement to any Person to whom Customer assigns or transfers an interest in any of the Lease(s) or Well(s), insofar and only insofar as, this Agreement relates to such Lease(s) or Well(s), without the consent of SCM; provided that (i) such Person is at least as creditworthy as Customer is as of the Effective Date and at the time of such assignment, (ii) such Person assumes in writing the obligations of Customer under this Agreement insofar as it relates to such Lease(s) or Well(s), and (ii) if such transfer or assignment is to a Person that is not an Affiliate of Customer, Customer shall be released from its obligations under this Agreement with respect to such Lease(s) or Well(s) so assigned or transferred, except for its obligations arising prior to the date of assignment. For the avoidance of doubt, (i) no assignee or transferee of Customer shall assume the Dedication of this Agreement in its entirety, but shall only be subject to, and assume, such Dedication insofar and only insofar as the Lease(s) or Well(s) assigned or transferred to such assignee or transferee and (ii) SCM shall not be required to install supplemental meters or other facilities at existing Receipt Points, or undertake additional obligations or incur additional expenses as a result of such assignment (provided the Parties shall reasonably cooperate to establish a procedure for the allocation of Gas delivered at existing Receipt Points between Customer and such transferee or assignee, if applicable). ARTICLE XIV MISCELLANEOUS 14.1 Federal Jurisdiction. This Agreement is subject to all valid present and future laws, regulations, rules, and orders of governmental authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the Services performed or the Facilities utilized under this Agreement. It is the intent of the Parties that SCM provide Services to Customer on a negotiated-contract basis only, and the Parties hereby agree that, in the event that (i) SCM’s Facilities, or any part thereof, become subject to regulation by FERC, or any other governmental body or agency of the rates, terms, and conditions for service, (ii) SCM becomes obligated by FERC or any other governmental body or agency to provide Services or any portion thereof on an open access, nondiscriminatory basis as a result of SCM’s execution, performance, or continued performance of this Agreement, or (iii) FERC or any other governmental body or agency seeks to modify any rates under, or terms or conditions of, this Agreement, then: 25

Execution – Option Agreement (a) to the maximum extent permitted by law, it is the intent of the Parties that the rates and terms and conditions established by the FERC or governmental body or agency having jurisdiction will not alter the rates or terms and conditions set forth in this Agreement, and the Parties shall vigorously defend and support in good faith the enforceability of the rates and terms and conditions of this Agreement; or (b) if FERC or the governmental body or agency having jurisdiction modifies the rates or terms and conditions set forth in this Agreement, then the Parties hereby agree to negotiate in good faith to enter into such amendments to this Agreement and or enter into a separate arrangement in order to give effect, to the greatest extent permitted by law, to the rates and other provisions of this Agreement; provided however if SCM and Customer cannot arrive at such agreement following such negotiations, either Party may terminate this Agreement by delivering written notice thereof to the other Party, with such termination to be effective 90 Days after the delivery of such notice. 14.2 No Waiver of Defaults. No waiver by either Party of any default of the other Party under this Agreement shall operate as a waiver of any subsequent default, whether of a like or a different character. 14.3 Joint Preparation of This Agreement. This Agreement will be deemed and considered for all purposes as prepared through the joint effort of the Parties and will not be construed against one Party or the other as a result of the preparation, submittal or other event of negotiation, drafting or execution hereof. 14.4 Headings. The headings contained in this Agreement are used solely for convenience and do not constitute part of the agreement between the Parties, and they should not be used to aid in any manner in construing this Agreement. 14.5 Governing Law; Venue; Waiver of Jury Trial. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD ITS CONFLICT OF LAWS PRINCIPLES. SUBJECT TO SECTION 6.8 OF THESE GENERAL TERMS AND CONDITIONS, THE PARTIES IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS IN RESPECT OF ANY DISPUTE ARISING PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT, AND EACH PARTY WAIVES ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY WAIVES ITS RIGHTS TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM RELATING TO THIS AGREEMENT. 14.6 Use of Third Party Processing Facilities. 26

Execution – Option Agreement SCM shall have the right to use the processing facilities of a third party in lieu of a Plant owned or operated by SCM; provided that any Gas processed at such third party facility would be processed in accordance with the terms and conditions of this Agreement. 14.7 Survival. The provisions of Article VIII, Sections 10.3, 11.2, and Article XIV of these General Terms and Conditions shall survive the expiration or termination of this Agreement. In addition, the Parties payment and indemnification obligations shall likewise survive the expiration or termination of this Agreement. 14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one instrument. 14.9 Entire Agreement. This Agreement constitutes the entire agreement between the Parties covering the subject matter hereof, and there are no agreements, modifications, conditions, or understandings, written or oral, expressed or implied, pertaining to the subject matter hereof that are not contained herein. This Agreement supersedes and replaces all prior agreements pertaining to the subject matter of this Agreement. The Parties hereto have voluntarily agreed to define their rights, liabilities and obligations relative to subject matter of this Agreement exclusively in contract pursuant to the express terms and provisions of this Agreement. Neither Party hereto shall have any remedies or cause of action (whether in contract or tort) for any statements, communications, disclosures, failures to disclose, or representations or warranties not expressly set forth in this Agreement. 14.10 Modifications in Writing. Modifications of this Agreement will be or become effective only upon the due and mutual execution of appropriate supplemental agreements or amendments hereto by duly authorized representatives of the respective Parties. 14.11 No Third Party Beneficiaries. Except as expressly set forth herein, the provisions of this Agreement will not impart rights enforceable by any Person that is not a Party. 14.12 Liquidated Damages. The circumstances of this Agreement are such that a Party will be exposed to substantial injury if the other Party does not timely perform under this Agreement, and the injuries that may occur to such Party could take a variety of forms. Where this Agreement imposes on a Party an obligation to pay to the other Party certain monetary sums, or provide other value to the other Party, as a result of certain non-performance or delayed performance under this Agreement, such sums or other value are intended to serve as liquidated damages for certain of the injuries to such 27

Execution – Option Agreement other Party. The Parties stipulate and agree that (a) the injury that would be caused to a Party as a result of the other Party’s non-performance or delayed performance would be difficult to estimate accurately, (b) the sums or other value to be provided to such Party under this Agreement in such circumstances are intended to serve as a liquidated damages and not as a penalty, and (c) such sums or other value represent the Parties’ reasonable estimate at this time of the probable damages that would be suffered by a Party in the various scenarios addressed in this Agreement. 28

Execution – Option Agreement EXHIBIT A-1 Dedicated Area [ATTACHED]

AX A24 G A I N E A25 2 A27 2 2 E 2 29E 2 3 E 2 31E 2 32E 2 33E 2 34E 2 35E 2 36E 2 37E 2 3 E A22 C45 39E A2 A23 A24 A26 A2 A26 A3 A31 A44 A34 21 27E 21 2 E 21 29E 21 3 E 21 31E 21 32E 21 33E 21 34E 21 35E 21 36E 21 37E 21 3 E A29 A33 A36 A32 A34 A43 A35 A37 A34 A3 A39 A36 22 27E 22 2 E 22 29E 22 3 E 22 31E 22 32E 22 33E 22 34E 22 35E 22 36E 22 37E 22 3 E A3 13 14 A45 A39 A4 A49 A4 L E A A46 23 27E A5 A N D R E W A44 23 2 E 23 29E 23 3 E 23 31E 23 32E 23 33E 23 34E 23 35E 23 36E 23 37E 23 3 E Y Y A47 D D D D A43 E E A51 A42 12 A41 24 2 E 24 29E 24 3 E 24 31E 24 32E 24 33E 24 34E 24 35E 24 36E A53 24 27E 24 37E 24 3 E A52 9 A54 1 11 25 2 E 25 29E 25 3 E 25 31E 25 32E 25 33E 25 34E 25 35E 25 36E 25 37E 25 27E 25 3 E A55 73 44 T2N A22 A41 A26 43 T1N A 54 45 T2N 44 T1N 26 27E 26 2 E 26 29E 26 3 E 26 31E 26 32E 26 33E 26 34E 26 35E 26 36E 26 37E 26 3 E A56 A57 A 57 A 46 46 43 N E W M E X I C O 45 TIN 45 T1N T1N 56T1 55T1 A 57 B57 44 T1N C22 T E X A S A57 46 C23 43 T1 C C24 77 C25 46 T1N 5 T1 57 T1 57 T1 56 T1 55 T1 54 T1 76 59 T1 B1 74 44 T1 B2 WF 1 46 TI B3 7 C26 75 B2 45 T1 46 T1 B7 E C T O R 29 26 W 4 46 TI L O V I N G WW I N K L E R B27 B6 27 5 T2 57 T2 57 T2 56 T2 55 T2 54 T2 53 T2 59 T2 5 T7 B4 B4 44 T2 2 45 T2 B5 B4 5 B 5 T6 29 C U L B E R O N B1 B9 2 112 56 T3 57 T3 56 T3 2 C27 C29 B15 1 B11 44 T3 113 B12 21 45/113 56 T3 C2 B14 57 T3 2 2 VV B13 35 45 R E E V E 19 \ LILIS_ACREAGE.mxdLilis B16 \ 1 A 111 33 46 T3 16 55 T3 2 AMI 3 15 C21 13 46 \ Energy Companies F B23 5 53 T4 3 B22 52 T4 \ SALT_CREEK B19 55 T4 53 T4 1 17 R A N E 57 R A N E Projects 54 T4 52 T4 W A R D B1 B2 B17 C R A N E \ 52 53 56 \ GIS C19 34 N 63 ‘ B26 53 O 1 5 Miles 4 16 B21 54 T5 B2 Document Path: M: 55 T5 54 T4 34 34 B19

Execution – Option Agreement EXHIBIT B-1 Receipt Points The Receipt Points are to be agreed upon and updated in writing from time to time. [The initial Receipt Points (if any) are described below]: Well Name Surface Location [NOTE: Describe Receipt Point(s) as of the Effective Date.]

Execution – Option Agreement EXHIBIT C Form of Memorandum of Agreement STATE OF [ ] § § COUNTIES OF [ ] § This Memorandum of Gas Purchase Agreement (this "Memorandum") is made and entered into this [ ] day of [ ], 20 , by and between Lilis Energy, Inc., a Nevada corporation (“Customer”), located at [_ ], Attn: [ ], and Salt Creek Midstream LLC, a Delaware limited liability company located at 20329 State Highway 249, Suite 450, Houston, TX 77070, Attn: Paul Williams (“SCM”). WHEREAS, Customer and SCM have entered into a Gas Purchase Agreement (the “Agreement”) dated effective August 11, 2027 (the “Effective Date”); and WHEREAS, Customer and SCM desire to file this Memorandum to provide record notice of the Agreement. 1. Dedication. Subject to the other terms and conditions of the Agreement, Customer hereby (i) dedicates for Services with respect to Dedicated Gas under the Agreement to SCM all Leases now owned or hereafter acquired by Customer and/or its Affiliates and their respective successors and assigns that cover lands located within the Dedicated Area, and (ii) dedicates for Services under the Agreement and shall deliver, or cause to be delivered, hereunder to SCM, at the Receipt Points, the following (the “Dedication,” and the Gas that is the subject of the Dedication being herein referred to as “Dedicated Gas”): (a) all Gas produced and saved on or after the Effective Date for the remainder of the Term from those Wells for which Customer and/or any of its Affiliates is the operator now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith, to the extent such Gas is attributable to the Leases within the Dedicated Area now owned or hereafter acquired by Customer and/or its Affiliates and their respective successors and assigns; and (b) with respect to those Wells for which Customer and/or any of its Affiliates is the operator, Gas produced on or after the Effective Date for the remainder of the Term from such Wells which is attributable to the Leases in such Wells owned by other working interest owners and royalty owners which is not taken “in-kind” by such working interest owners and royalty owners and for which Customer and/or its Affiliates has the right or obligation to deliver such Gas and only for the period that Customer and/or its Affiliates has such right or obligation. For the avoidance of doubt, Customer shall not be required to deliver Gas from any well operated by an operator other than Customer or its Affiliates, including any well where Customer

Execution – Option Agreement would be required to install split stream connection facilities or similar facilities to take such Gas in kind, and such Gas shall not be Dedicated Gas subject to the Dedication hereunder. 2. Term. Subject to the terms and conditions contained in the Agreement, the Agreement shall be in full force and effect as of the Effective Date and shall continue in full force and effect for a period of twelve (12) years thereafter (the “Primary Term”), unless terminated in accordance with Section 6.2 of the Agreement or as otherwise provided in the Agreement, and for successive one (1) year periods thereafter until terminated by either Party as of the end of the Primary Term or any subsequent renewal by giving the other Party at least sixty (60) Days’ prior written notice (the Primary Term, including any such extension, the “Term”). However, such termination shall not extinguish any obligations incurred prior to the effective date of termination, including payment for services rendered or Gas and/or Plant Products purchased hereunder. 3. Covenant Running With the Land. So long as the Agreement is in effect, the Agreement shall (i) be a covenant running with the Leases now owned or hereafter acquired by Customer and/or its Affiliates within the Dedicated Area (including, without limitation, all Wells operated by Customer or its Affiliates) and (ii) be binding on and enforceable by SCM and its successors and assigns against Customer, its Affiliates and their respective successors and assigns. Notwithstanding Section 2.4 of the Agreement, to the extent all or a portion of such Leases within the Dedicated Area are sold to a non-Affiliated Person, such acquiring Person shall only be required to dedicate for delivery hereunder that Gas that is produced from such Leases within the Dedicated Area acquired by such non-Affiliated Person from Customer. The acquiring Person shall not be required to dedicate Gas produced from Leases already held by or acquired after such date by such acquiring Person. Notwithstanding the foregoing, with prior written notice to SCM, Customer and its Affiliates shall each be permitted to convey, sell, assign, or otherwise transfer its interest in the Leases that are not connected to or in the process of being connected to the SCM GGP System free of the Dedication hereunder in an “acreage swap” or exchange transaction in which such undeveloped Leases within the Dedicated Area are exchanged for other properties or Leases of approximately equal net acreage and projected production located in the Dedicated Area that are not subject to a Prior Dedication and would become subject to the Dedication hereunder. SCM and Customer shall prepare, execute, acknowledge, deliver, and record any such instruments and other documents reasonably necessary to effectuate such release and memorialize such acquired Leases subject to the Dedication. 4. Incorporation of Agreement and Effect of Memorandum. The sole purpose of this Memorandum is to give notice of the existence of the Agreement. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum as if set out fully herein. In the event of any conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes. 5. Defined Terms. All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

Execution – Option Agreement [Signature pages follow]

Execution – Option Agreement IN WITNESS WHEREOF, this Memorandum is executed by Customer and SCM as of the date of acknowledgement of their signatures, but is effective for all purposes as of the Effective Date stated above. CUSTOMER: LILIS ENERGY, INC. By: Name: Title: STATE OF TEXAS § § COUNTY OF - § This instrument was acknowledged before me this day of , 20 by , the of Lilis Energy, Inc., a Nevada corporation, on behalf of said corporation. In witness whereof I hereunto set my hand and official seal. NOTARIAL SEAL: Notary Public in and for the State of Texas My Commission Expires: Commission No.:

Execution – Option Agreement SCM: SALT CREEK MIDSTREAM, LLC By: Name: Title: STATE OF TEXAS § § COUNTY OF HARRIS § This instrument was acknowledged before me this day of , 20 by , the of Salt Creek Midstream, LLC, a Delaware limited liability company, on behalf of said limited liability company. In witness whereof I hereunto set my hand and official seal. NOTARIAL SEAL: Notary Public in and for the State of Texas My Commission Expires: Commission No.:

Execution – Option Agreement SCHEDULE 1 TO MEMORANDUM OF GAS PURCHASE AGREEMENT [To Be Attached]

Execution – Option Agreement EXHIBIT D-1 Residue Gas Delivery Points SCM interconnect of El Paso 1600 Pipeline (EP 1600) SCM interconnect of Roadrunner Gas Transmission Pipeline (upon the applicable in-service date) SCM interconnect of Comanche Trail Pipeline (upon the applicable in-service date)

Execution – Option Agreement EXHIBIT D-2 Plant Products Delivery Points Salt Creek Midstream Plant interconnect of the Epic NGL Pipeline

Execution – Option Agreement EXHIBIT E Prior Dedications [NOTE: Customer to list all Prior Dedications as of the Effective Date]

EXHIBIT F Take In Kind Scheduling, Nomination and Balancing Procedures Article A Nominations 1. Nominations. For each Month when Customer takes Residue Gas in kind, Customer shall nominate to SCM the quantity of Residue Gas per Day, as applicable, that Customer will receive at the Residue Gas Delivery Points for that Month. Such nomination shall be made no later than 11:30 a.m. Central Time three (3) Business Days prior to the beginning of such Month, and in any event no later than the nomination deadline for such Month for the applicable downstream pipeline receiving such Residue Gas, in accordance with SCM’s nomination procedures (which procedures have been provided to Customer prior to the first delivery of Residue Gas to Customer hereunder) and shall be subject to confirmation by SCM and such downstream pipeline (“Confirmed Nomination”). When Customer has submitted its nomination consistent with the requirements herein, SCM shall coordinate with the downstream pipeline so that Customer’s nomination becomes a Confirmed Nomination (except when capacity or other issues on the downstream pipeline prevents such confirmation). SCM, in its reasonable discretion, may accept nominations at such later time as operating conditions permit, and may waive any nomination requirement. Customer may change its nominations by providing intra-day or intra- Month nominations made in accordance with SCM’s nomination procedures. SCM reserves the right, from time to time and following written notice to Customer, to revise its nomination procedures; provided that SCM’s nomination procedures shall not be more stringent than the nomination procedures of the applicable downstream pipeline. If Customer fails to provide SCM with a timely nomination, SCM shall use Customer’s most recent nomination as a default nomination which shall be subject to confirmation by SCM and such downstream pipeline Confirmed Nomination process. Customer shall make all necessary arrangements with downstream pipelines or other applicable third persons downstream of the Residue Gas Delivery Points to receive Customer’s Residue Gas, and such arrangements shall be coordinated with SCM and such downstream pipelines or other applicable third persons. SCM and Customer agree that scheduling and commencement of service shall be consistent with the applicable downstream pipeline’s nomination requirements. Whenever Customer’s Residue Gas are to be scheduled or nominated hereunder, each Party shall provide to the other Party all information required for such nominations and confirmations with upstream and downstream pipelines or transporters. Customer shall use reasonable efforts to make nomination changes as necessary at the applicable Residue Gas Delivery Points to minimize imbalances. 2. Right to Balance; Nomination Adjustments. The Parties agree that SCM shall operate SCM’s Facilities so as to accept and deliver Gas hereunder in such a manner as to balance, as closely as possible, receipts of Customer’s Gas and deliveries of Customer’s Residue Gas owed to Customer under this Agreement. SCM may provide notice to Customer requiring Customer to adjust Customer’s nominations if Customer’s Residue Gas delivery nominations at the Residue Gas Delivery Point exceed or are less than the quantity of Customer’s Residue Gas available at the Residue Gas Delivery Points; provided, however, that SCM shall provide Customer reasonable flexibility in adjusting its nominations if such flexibility exists under SCM’s operational balancing agreement (“OBA”) with the applicable downstream pipeline. 3

3. Unanticipated Changes in Deliveries. SCM and Customer shall inform each other of any discovered unanticipated changes in deliveries at a Receipt Point or Residue Gas Delivery Point. SCM shall use reasonable efforts to provide timely notification to Customer by telephone, with subsequent e-mail notification, of the potential size and duration of any unscheduled capacity disruption. Subject to Article A, paragraph 1 of this Exhibit F above, if Customer does not adjust its nomination within two (2) hours after receiving notification from SCM, then SCM may adjust Customer’s nomination and/or not confirm the nominations requested by Customer in the next nomination cycle, and notify Customer of such nomination changes. 4. Requirements of Interconnecting Pipeline. All provisions contained in this Article A of this Exhibit F shall be subject to the requirements of the applicable downstream pipeline(s). ARTICLE B TAKE IN KIND TERMS; IMBALANCES 1. Designated Redelivery Points. When Customer takes its Residue Gas in kind, Customer may designate the Residue Gas Delivery Point(s) at which such Residue Gas will be delivered to Customer or for Customer’s account. SCM will use commercially reasonable efforts to deliver Customer’s Residue Gas at the delivery point(s) designated by Customer, in the percentages designated by Customer, subject to (i) available capacity at such designated delivery point(s), (ii) the availability of Residue Gas, as applicable, at such designated delivery point(s), and (iii) confirmation by SCM and the downstream pipelines at such designated delivery point(s). Customer acknowledges and agrees that SCM does not guaranty that Customer’s Gas will be processed at any specific Plant and although Customer may designate the delivery point(s) at which Customer’s Residue Gas will be delivered to Customer or for Customer’s account, SCM’s ability to deliver a specified volume of Customer’s Residue Gas to a designated delivery point at the tailgate of a Plant will be contingent upon a corresponding volume of Customer’s Gas being processed at such Plant. If SCM cannot for any reason deliver Customer’s Residue Gas during a Month to a designated delivery point in the designated percentage, SCM will give notice of such inability as soon as commercially reasonable so that Customer can adjust its pipeline nominations. If it becomes necessary to limit the Residue Gas delivered at any delivery point, SCM will make such delivery point available to Customer and all third persons ratably in accordance with all Confirmed Nominations of Residue Gas (including Customer’s Residue Gas), as applicable for delivery at such delivery point. 2. Disposition. Customer shall use commercially reasonable efforts to secure adequate transportation capacity or make appropriate arrangements to market downstream of the designated delivery points all Customer’s Residue Gas that it takes in kind. If during any Month SCM delivers Residue Gas for Customer’s account at Customer’s designated delivery point(s), but Customer fails to provide for the disposition of any such Residue Gas for any reason other than the unavailability of or a disruption in (x) downstream facilities to further deliver such Residue Gas downstream of the Plant or (y) the markets for such Residue Gas, then for such Residue Gas not taken by Customer, if SCM can arrange for the disposition thereof under its downstream transportation and marketing arrangements, SCM will do so and pay Customer for such Residue Gas at the actual price SCM can dispose of such Residue Gas, plus a marketing fee of $0.015/MMBtu for Residue Gas. 4

3. Reporting to Downstream Pipelines. SCM will, as soon as possible each Month, provide to each applicable downstream pipeline, with copies to Customer, the actual MMBtus of Residue Gas components delivered during the previous Month to the downstream pipeline for Customer’s account. 4. Imbalances. Each Month that Customer takes its Residue Gas in kind, SCM will deliver to Customer or for Customer’s account at the designated Residue Gas Delivery Point(s) an aggregate quantity of Residue Gas that is equal to Customer’s allocated share of Residue Gas for such Month. In the event imbalances accrue to either Party on a downstream pipeline, each Party will use commercially reasonable efforts to coordinate with the other Party when scheduling Gas volumes as imbalance payback on the downstream pipeline. (a) OBA in Effect. When SCM has an OBA in place with the applicable downstream pipeline and Customer is kept whole on its nominations with the downstream pipeline, Customer shall reimburse SCM for any costs incurred by SCM under such OBA associated with Residue Gas imbalances resulting from Customer’s failure to adjust its nomination as required under this Agreement. Customer shall use commercially reasonable efforts to adjust its nomination in order to minimize any imbalance Customer may incur with SCM and/or which SCM may incur for the account of Customer with the downstream pipeline. Additionally, (i) SCM and the downstream pipeline shall administer any imbalances and cash-outs pursuant to the terms of the OBA, (ii) SCM shall provide Customer a copy of the cash-out mechanism under the OBA, which shall be the same cash-out mechanism as imposed by the downstream pipeline at the applicable delivery point, and (iii) SCM shall invoice Customer and provide supporting documentation for Customer’s share of any charges incurred under such OBA. (b) No OBA in Effect. In the event SCM and a downstream pipeline do not have an OBA in place, Customer and such downstream pipeline shall administer any imbalances and cash-out obligations that accrue to Customer on the downstream pipeline, and SCM and such downstream pipeline shall administer any imbalances and cash-out obligations that accrue to SCM on the downstream pipeline. Each Party, to the extent its actions or inactions cause the other Party to accrue an imbalance on a downstream pipeline, shall reimburse the other Party for any costs incurred by the other Party as a result of such imbalance. (c) Residue Gas Imbalance Cash-Out. Any Residue Gas imbalance remaining at the end of a Month shall be reflected on the Monthly statement provided by SCM to Customer and shall be eliminated by cashing out the entire amount of the Residue Gas imbalance at the Residue Gas Cash-Out Price, in accordance with the following: (i) over- deliveries of Residue Gas by SCM to Customer (or for Customer’s account) at a designated Residue Gas Delivery Point will be purchased by Customer from SCM at the relevant Residue Gas Cash-Out Price, and (ii) under-deliveries of Residue Gas by SCM to Customer (or for Customer’s account) at a designated Residue Gas Delivery Point will be purchased by SCM from Customer at the relevant Residue Gas Cash-Out Price. SCM shall account for, and settle, Residue Gas imbalances for a Month on the same payment date that other payments are owed for such Month pursuant to the Agreement. 5

Residue Gas Cash-Out Price means, for any Month, (A) for over-deliveries of Residue Gas, the applicable cash out percentage set forth below multiplied by the weighted average price received by SCM for Residue Gas sold during such Month from the Plant: Imbalance Percentage Cash Out Percentage >0% but <= 10% 100% >10% but <=15% 105% >15% 110% and (B) for under-deliveries of Residue Gas, the applicable cash out percentage set forth below multiplied by the weighted average price received by SCM for Residue Gas sold during such Month from the Plant: Imbalance Percentage Cash Out Percentage >0% but <= 10% 100% >10% but <=15% 95% >15% 90% (e) CUSTOMER SHALL RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD SCM HARMLESS FROM AND AGAINST ANY PENALTIES, FINES, FEES, LOSSES, CLAIMS, CAUSES OF ACTION (WHETHER IN TORT, CONTRACT OR OTHERWISE), OR JUDGMENTS OBTAINED (INCLUDING THE PAYMENT OF REASONABLE ATTORNEYS’ FEES AND COURT COSTS) AGAINST SCM BY ANY PERSON ARISING OUT OF OR CAUSED BY CUSTOMER’S FAILURE TO TIMELY BALANCE RECEIPTS AND DELIVERIES OF CUSTOMER’S RESIDUE GAS ON SCM’S FACILITIES. 5. Other Imbalance Issues. In the event an imbalance issue arises that is not otherwise addressed in this Article B of this Exhibit F, the administration and resolution of such imbalance issue shall be handled reasonably and consistent with generally accepted industry methodology. 6. No Intentional Imbalances. Each Party agrees, subject to its other rights and obligations set forth in this Agreement, that in no event shall such Party intentionally create an imbalance. 6

EXHIBIT G New Receipt Point Notification 1. Operator Contact Name 2. Phone Numbers 3. E-Mail 4. Notification Date 5. Receipt Point/New Well 6. County/Township/Range/Section 7. Expected Date of First Flow 8. Projected Volume (Mcfd) Receipt Point (circle) ’ ” -_ ’ ” 9. Surface site provided by Customer⁰ or SCM ⁰ 10. Expected gas composition Attach sample analysis 11. H2S Expected (Y / N) and quantity in ppm 12. Gas lift Meter Requested (Y / N) [Customer] By: Name: Title: Date: 7

SCM Acknowledgement By: Name: Title: Date: 8

EXHIBIT C FORM OF MEMORANDUM [ATTACHED] EXHIBIT C 6645116v1

MEMORANDUM OF OPTION AGREEMENT STATE OF NEW MEXICO § § COUNTY OF LEA § STATE OF TEXAS § § COUNTIES OF LOVING AND WINKLER § KNOW ALL MEN BY THESE PRESENTS, that Salt Creek Midstream, LLC, a Delaware limited liability company (“SCM”), whose address is 200329 State Highway 249, Floor 4, Houston, Texas 77070, and Lilis Energy, Inc., a Nevada corporation (“Lilis” and, collectively with SCM, the “Parties” and individually, each a “Party”), whose address is 300 E. Sonterra Boulevard, Suite 1220, San Antonio, Texas 78258, hereby acknowledge and give notice that the Parties have executed and delivered to each other, effective as of the 21st day of May, 2018 (the “Effective Date”), that certain Option Agreement (the “Agreement”) covering lands located in Lea County, New Mexico and Loving and Winkler Counties, Texas, as more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “AMI”), which sets forth certain rights and obligations of the Parties with respect to certain interests located within the AMI, including, without limitation, (i) an ongoing right of first refusal in favor of SCM to match offers made by Third Parties to provide certain Gas midstream services to Lilis, and (ii) an option in favor of SCM to enter into a certain agreement with Lilis to provide certain Gas midstream services as of a date set forth therein. Capitalized terms used herein but not defined herein shall have the meanings given them in the Agreement. The Agreement shall be effective until August 11, 2027 unless sooner terminated by earlier agreement; provided, however, any obligations of the Parties arising under this Agreement prior to such date shall survive the termination of the Agreement. The purpose of this Memorandum of Option Agreement (this “Memorandum”) is to evidence the existence of the Agreement, and nothing herein is intended to limit, or may be construed to limit, the terms and provisions of the Agreement or the rights and obligations of the parties thereunder. This Memorandum shall be recorded in lieu of filing the Agreement of record in the official public records of Lea County, New Mexico and Loving and Winkler Counties, Texas. A full and complete copy of the Agreement, including any amendments thereto, is available for inspection in the offices of the Parties during normal business hours at the address given above. America:0028724/00008:68904660v2

This Memorandum may be executed in any number of counterparts, each of which shall be considered an original for all purposes. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK] America:0028724/00008:68904660v2

IN WITNESS WHEREOF, this Memorandum has been executed to be effective as of the Effective Date. Lilis Energy, Inc. By: Name: Title: Salt Creek Midstream, LLC By: Name: Title: [Signature Page to Memorandum of Option Agreement] America:0028724/00008:68904660v2

STATE OF TEXAS § § COUNTY OF § This instrument was acknowledged before me on the day of May, 2018, by , of Lilis Energy, Inc., a Nevada corporation, on behalf of said corporation. Notary Public, State of Texas My Commission Expires: STATE OF TEXAS § § COUNTY OF § This instrument was acknowledged before me on the day of May, 2018, by , of Salt Creek Midstream, LLC, a Delaware limited liability company, on behalf of said limited liability company. Notary Public, State of Texas My Commission Expires: [Acknowledgement Page to Memorandum of Option Agreement] America:0028724/00008:68904660v2

Exhibit A To Memorandum of Option Agreement AMI [See Attached] America:0028724/00008:68904660v2

AX A24 G A I N E A25 2 A27 2 2 E 2 29E 2 3 E 2 31E 2 32E 2 33E 2 34E 2 35E 2 36E 2 37E 2 3 E A22 C45 39E A2 A23 A24 A26 A2 A26 A3 A31 A44 A34 21 27E 21 2 E 21 29E 21 3 E 21 31E 21 32E 21 33E 21 34E 21 35E 21 36E 21 37E 21 3 E A29 A33 A36 A32 A34 A43 A35 A37 A34 A3 A39 A36 22 27E 22 2 E 22 29E 22 3 E 22 31E 22 32E 22 33E 22 34E 22 35E 22 36E 22 37E 22 3 E A3 13 14 A45 A39 A4 A49 A4 L E A A46 23 27E A5 A N D R E W A44 23 2 E 23 29E 23 3 E 23 31E 23 32E 23 33E 23 34E 23 35E 23 36E 23 37E 23 3 E Y Y A47 D D D D A43 E E A51 A42 12 A41 24 2 E 24 29E 24 3 E 24 31E 24 32E 24 33E 24 34E 24 35E 24 36E A53 24 27E 24 37E 24 3 E A52 9 A54 1 11 25 2 E 25 29E 25 3 E 25 31E 25 32E 25 33E 25 34E 25 35E 25 36E 25 37E 25 27E 25 3 E A55 73 44 T2N A22 A41 A26 43 T1N A 54 45 T2N 44 T1N 26 27E 26 2 E 26 29E 26 3 E 26 31E 26 32E 26 33E 26 34E 26 35E 26 36E 26 37E 26 3 E A56 A57 A 57 A 46 46 43 N E W M E X I C O 45 TIN 45 T1N T1N 56T1 55T1 A 57 B57 44 T1N C22 T E X A S A57 46 C23 43 T1 C C24 77 C25 46 T1N 5 T1 57 T1 57 T1 56 T1 55 T1 54 T1 76 59 T1 B1 74 44 T1 B2 WF 1 46 TI B3 7 C26 75 B2 45 T1 46 T1 B7 E C T O R 29 26 W 4 46 TI L O V I N G WW I N K L E R B27 B6 27 5 T2 57 T2 57 T2 56 T2 55 T2 54 T2 53 T2 59 T2 5 T7 B4 B4 44 T2 2 45 T2 B5 B4 5 B 5 T6 29 C U L B E R O N B1 B9 2 112 56 T3 57 T3 56 T3 2 C27 C29 B15 1 B11 44 T3 113 B12 21 45/113 56 T3 C2 B14 57 T3 2 2 VV B13 35 45 R E E V E 19 \ LILIS_ACREAGE.mxdLilis B16 \ 1 A 111 33 46 T3 16 55 T3 2 AMI 3 15 C21 13 46 \ Energy Companies F B23 5 53 T4 3 B22 52 T4 \ SALT_CREEK B19 55 T4 53 T4 1 17 R A N E 57 R A N E Projects 54 T4 52 T4 W A R D B1 B2 B17 C R A N E \ 52 53 56 \ GIS C19 34 N 63 ‘ B26 53 O 1 5 Miles 4 16 B21 54 T5 B2 Document Path: M: 55 T5 54 T4 34 34 B19